UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-23654

NYLI CBRE GLOBAL

INFRASTRUCTURE MEGATRENDS

TERM FUND

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2026

Item 1.	Reports to Stockholders.

NYLI CBRE Global Infrastructure Megatrends Term Fund

Annual Report
May 31, 2026 | NYSE Symbol MEGI
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The Fund has adopted a managed distribution policy (the “Distribution Policy”), pursuant to a Securities and Exchange Commission exemptive order, with the goal of providing shareholders with a consistent, although not guaranteed, monthly distribution. In accordance with the Distribution Policy, the Fund currently expects to make monthly distributions to Common shareholders at a distribution rate per share of $0.1250. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund's Distribution Policy. The Distribution Policy provides that the Board of Trustees of the Fund may amend or terminate the Distribution Policy at any time without prior notice to Fund shareholders. The Fund does not believe there are any reasonably foreseeable circumstances that would cause the termination of the Distribution Policy. The amendment or termination of the Distribution Policy could have an adverse effect on the market price of the Fund’s shares.

Certain material in this report may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates and information about possible or future results or events related to the Fund, market or regulatory developments. The views expressed herein are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed herein are subject to change at any time based upon economic, market, or other conditions and the Fund undertakes no obligation to update the views expressed herein.

Fund Performance and Statistics (Unaudited)
Performance data quoted represents past performance of Common shares of the Fund. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. For performance information current to the most recent month-end, please visit nylim.com/megi.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the sale of Fund shares.
Average Annual Total Returns for the Year Ended May 31, 2026*
	One Year	Since Inception 10/27/21
Net Asset Value (“NAV”)[1]	21.32%	4.99%
Market Price[1]	19.96	3.94
FTSE Global Core Infrastructure 50/50 Index (Net)[2]	15.46	7.20

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Total returns assume dividends and capital gains distributions are reinvested.
2.	The FTSE Global Core Infrastructure 50/50 Index (Net) is the Fund’s primary broad-based securities market index for comparison purposes. The FTSE Global Core Infrastructure 50/50 Index (Net) gives participants an industry-defined interpretation of infrastructure and adjusts the exposure to certain infrastructure sub-sectors.
4	NYLI CBRE Global Infrastructure Megatrends Term Fund

Fund Statistics as of May 31, 2026 (Unaudited)
NYSE Symbol	MEGI	Premium/Discount [1]	(9.33)%
CUSIP	56064Q107	Total Net Assets (millions)	$875.3
Inception Date	10/27/2021	Total Managed Assets (millions)[2]	$1,107.3
Market Price	$15.25	Leverage [3]	20.80%
NAV	$16.82

1.	Premium/Discount is the percentage (%) difference between the market price and the NAV. When the market price exceeds the NAV, the Fund is trading at a premium. When the market price is less than the NAV, the Fund is trading at a discount.
2.	"Managed Assets" is defined as the Fund's total assets, including assets attributable to any form of leverage minus liabilities (other than debt representing leverage and the aggregate liquidation preference of any preferred shares that may be outstanding).
3.	Leverage is based on the use of funds borrowed from banks or other financial institutions, expressed as a percentage of Managed Assets.

Portfolio Composition as of May 31, 2026† (Unaudited)
United States	48.4%
Canada	12.6
United Kingdom	5.6
Spain	5.6
Australia	5.3
China	3.8
France	3.5
Germany	2.7
Japan	2.6
Singapore	2.3
Italy	2.2%
Guernsey	1.6
Mexico	1.3
New Zealand	1.0
Netherlands	1.0
Ireland	0.8
Other Assets, Less Liabilities	–0.3
100.0%
†	As a percentage of Managed Assets.
See Portfolio of Investments beginning on page 7 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of May 31, 2026 (excluding short-term investments) (Unaudited)
1.	Enbridge, Inc.
2.	Xcel Energy, Inc.
3.	PPL Corp.
4.	Canadian National Railway Co.
5.	Atlas Arteria Ltd.
6.	Guangdong Investment Ltd.
7.	Enagas SA
8.	Public Service Enterprise Group, Inc.
9.	Crown Castle, Inc.
10.	Vinci SA

Management's Discussion of Fund Performance (Unaudited)
Questions answered by portfolio managers Jeremy Anagnos, CFA, Daniel Foley, CFA, Hinds Howard and Joseph P. Smith, CFA, of CBRE Investment Management Listed Real Assets LLC, the Fund’s Subadvisor.
How did NYLI CBRE Global Infrastructure Megatrends Term Fund perform during the 12 months ended May 31, 2026?
During the 12 months ended May 31, 2026, NYLI CBRE Global Infrastructure Megatrends Term Fund returned 21.32% at NAV (net asset value) and 19.96% at market price.1
What factors affected the Fund’s performance during the reporting period?
The Fund’s total return was supported by easing U.S.-based tariff fears and the ongoing build-out of AI-based infrastructure. These positive trends more than made up for inflationary concerns, which kept bond yields elevated, exacerbated by energy price volatility related to the conflict in Iran.
What factors affected the Fund's premium or discount during the reporting period?
Numerous factors contributed to the difference between the trading price of the Fund and its NAV.  Some of these factors included investor sentiment towards yield-oriented funds, as well as sentiment towards more defensive sectors versus growth sectors.
What was the impact of the Fund’s distribution policies during the reporting period?
The Fund maintained its distribution policy and rate of distribution during the reporting period. Distributions continued to be paid through a combination of underlying dividend income, a managed distribution policy utilizing realized gains and potentially at times a portion of return of capital.
How was the Fund’s leverage strategy implemented during the reporting period?
The Fund continued using its established line of credit with a large financial institution during the reporting period. Leverage levels operated in the 20-25% range, trending slightly lower with the growth in the Fund’s NAV and a relatively stable level of absolute debt.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s performance, and which sectors were particularly weak?
The three sectors making the strongest positive contributions to the Fund’s absolute performance during the reporting period were energy transition, followed by renewable leadership and transport mobility. (Contributions take weightings and total returns into account.) Conversely, the weakest contributor to performance was social infrastructure, followed by diversified and digital transformation.
What were some of the Fund’s largest purchases and sales during the reporting period?
The Fund’s largest purchases during the reporting period included new positions in Enbridge and Canadian National Railway. Enbridge is a large-cap midstream company operating in North America that we believe appears poised to benefit from growth in natural gas demand and oil production growth due to the improved outlook for production. Canadian National Railway was added to support the Fund’s freight rail exposure while more richly valued U.S. holdings were sold.
The largest sales during the reporting period included the Fund’s entire positions in Enel and Norfolk Southern. Profits from the sale of the Enel position were used to help fund other utility investments. The sale of Norfolk Southern reflected a preference to rotate into more attractively valued rail alternatives after the stock rallied on an M&A bid, with completion subject to regulatory risk.
How did the Fund’s sector weightings change during the reporting period?
During the reporting period, we increased the Fund’s exposure to the electrification/smart grid and transport mobility sectors. During the same period, we reduced the Fund’s exposure to renewable leadership and clean water, with sales largely reflecting profit taking and a preference for areas with fundamental upside and strong total return potential.
How was the Fund positioned at the end of the reporting period?
As of May 31, 2026, the Fund remained exposed to the three megatrends of asset modernization (44% of Managed Assets), decarbonization (43% of Managed Assets) and digital transformation (13% of Managed Assets).

1.	See "Fund Performance and Statistics" for more information on Fund returns.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
6	NYLI CBRE Global Infrastructure Megatrends Term Fund

Portfolio of Investments May 31, 2026†^
	Shares	Value
Closed-End Funds 4.6%
Guernsey 2.0% (1.6% of Managed Assets)
Bluefield Solar Income Fund Ltd. (Decarbonization)	3,685,487	$ 3,911,037
Renewables Infrastructure Group Ltd. (The) (Decarbonization)	13,945,304	13,840,964
		17,752,001
United Kingdom 2.6% (2.0% of Managed Assets)
Foresight Solar Fund Ltd. (Decarbonization)	4,888,000	4,443,302
Greencoat UK Wind plc (Decarbonization)	10,375,000	14,083,788
HICL Infrastructure plc (Asset Modernization)	2,240,514	4,037,148
		22,564,238
Total Closed-End Funds (Cost $57,062,028)		40,316,239
Common Stocks 117.5%
Australia 6.7% (5.3% of Managed Assets)
Atlas Arteria Ltd. (Asset Modernization)	11,126,300	39,425,348
Transurban Group (Asset Modernization)	1,770,000	19,057,369
		58,482,717
Canada 13.7% (10.8% of Managed Assets)
Brookfield Infrastructure Partners LP (Asset Modernization)	347,000	13,546,880
Canadian National Railway Co. (Asset Modernization)	342,100	40,509,067
Canadian Pacific Kansas City Ltd. (Asset Modernization)	244,500	21,831,465
Enbridge, Inc. (Asset Modernization)	802,200	44,012,917
		119,900,329
China 4.9% (3.8% of Managed Assets)
Beijing Enterprises Water Group Ltd. (Asset Modernization)	9,700,000	3,366,637
Guangdong Investment Ltd. (Asset Modernization)	36,800,780	39,210,213
		42,576,850
France 4.4% (3.5% of Managed Assets)
Eutelsat Communications SACA (Digital Transformation) (a)	882,657	4,092,386
Vinci SA (Asset Modernization)	235,700	34,378,806
		38,471,192
	Shares	Value

Germany 3.4% (2.7% of Managed Assets)
E.ON SE (Decarbonization)	1,401,470	$ 29,751,078
Ireland 1.0% (0.8% of Managed Assets)
Greencoat Renewables plc (Decarbonization)	9,975,000	8,679,591
Italy 2.8% (2.2% of Managed Assets)
Infrastrutture Wireless Italiane SpA (Digital Transformation)	1,679,000	13,082,016
Italgas SpA (Asset Modernization)	990,000	11,622,418
		24,704,434
Japan 3.3% (2.6% of Managed Assets)
East Japan Railway Co. (Asset Modernization)	347,400	7,442,494
Kansai Electric Power Co., Inc. (The) (Decarbonization)	545,000	7,992,010
Kyushu Electric Power Co., Inc. (Decarbonization)	473,200	4,869,713
West Japan Railway Co. (Asset Modernization)	540,800	8,925,331
		29,229,548
Mexico 1.6% (1.3% of Managed Assets)
Grupo Aeroportuario del Centro Norte SAB de CV Class B (Asset Modernization)	543,000	6,828,451
Grupo Aeroportuario del Pacifico SAB de CV Class B (Asset Modernization)	321,300	7,567,239
		14,395,690
Netherlands 1.3% (1.0% of Managed Assets)
Ferrovial NV (Asset Modernization)	163,000	11,160,232
New Zealand 1.3% (1.0% of Managed Assets)
Auckland International Airport Ltd. (Asset Modernization)	2,288,313	11,332,846
Singapore 2.9% (2.3% of Managed Assets)
Mapletree Industrial Trust (Digital Transformation)	5,162,000	7,846,644
NetLink NBN Trust (Digital Transformation)	22,400,000	17,463,663
		25,310,307
Spain 7.0% (5.6% of Managed Assets)
Aena SME SA (Asset Modernization)	230,000	6,679,973

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments May 31, 2026†^ (continued)
	Shares	Value
Common Stocks (continued)
Spain (continued)
Cellnex Telecom SA (Digital Transformation)	490,800	$ 16,498,560
Enagas SA (Asset Modernization)	1,929,952	38,313,654
		61,492,187
United Kingdom 4.5% (3.6% of Managed Assets)
Pennon Group plc (Asset Modernization)	2,530,500	17,584,374
SSE plc (Decarbonization)	704,000	22,099,670
		39,684,044
United States 58.7% (46.4% of Managed Assets)
AES Corp. (The) (Decarbonization)	410,436	6,021,096
American Electric Power Co., Inc. (Decarbonization)	195,000	24,700,650
American Tower Corp. (Digital Transformation)	156,259	29,214,183
Atmos Energy Corp. (Asset Modernization)	96,300	16,287,219
Blackstone Digital Infrastructure Trust, Inc. (Digital Transformation) (a)	406,991	8,803,215
California Water Service Group (Asset Modernization)	160,500	7,238,550
Cheniere Energy, Inc. (Asset Modernization)	20,698	4,654,152
Chesapeake Utilities Corp. (Asset Modernization)	75,200	9,273,664
CMS Energy Corp. (Decarbonization)	213,150	15,468,296
Constellation Energy Corp. (Decarbonization)	107,800	31,019,450
Crown Castle, Inc. (Digital Transformation)	376,589	34,457,894
Dominion Energy, Inc. (Decarbonization)	369,494	24,733,928
Equinix, Inc. (Digital Transformation)	7,050	7,529,682
Essential Utilities, Inc. (Asset Modernization)	229,000	8,447,810
Evergy, Inc. (Decarbonization)	252,500	20,715,100
OGE Energy Corp. (Decarbonization)	295,400	13,951,742
ONE Gas, Inc. (Asset Modernization)	109,500	8,512,530
ONEOK, Inc. (Asset Modernization)	323,800	27,179,772
PG&E Corp. (Decarbonization)	1,729,200	28,255,128
PPL Corp. (Decarbonization)	1,225,000	43,352,750
Public Service Enterprise Group, Inc. (Decarbonization)	474,000	37,280,100
Southern Co. (The) (Decarbonization)	271,000	24,945,550
WEC Energy Group, Inc. (Decarbonization)	103,900	11,538,095
	Shares	Value

United States (continued)
Williams Cos., Inc. (The) (Asset Modernization)	155,000	$ 11,065,450
Xcel Energy, Inc. (Decarbonization)	617,917	49,124,401
XPLR Infrastructure LP (Decarbonization) (a)	794,852	9,919,753
		513,690,160
Total Common Stocks (Cost $1,130,357,702)		1,028,861,205

	Principal Amount

Corporate Bond 1.3%
United States 1.3% (1.0% of Managed Assets)
Vistra Corp. (Decarbonization)
8.00% (5 Year Treasury Constant Maturity Rate + 6.93%), due 10/15/26 (b)(c)	$ 11,000,000	11,088,396
Total Corporate Bond (Cost $11,052,573)		11,088,396

	Shares

Preferred Stocks 3.6%
Canada 2.3% (1.8% of Managed Assets)
Brookfield BRP Holdings Canada, Inc. (Decarbonization)
4.875% (c)	771,119	11,983,189
Enbridge, Inc. (Asset Modernization) (c)
5.412%	221,400	3,708,067
6.112%	244,400	4,318,416
		20,009,672
United States 1.3% (1.0% of Managed Assets)
Digital Realty Trust, Inc. (Digital Transformation) (c)
5.20%	238,488	4,865,155
5.25%	206,791	4,261,963
DTE Energy Co. (Decarbonization)
5.25%	66,307	1,395,099

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
8	NYLI CBRE Global Infrastructure Megatrends Term Fund

	Shares	Value
Preferred Stocks (continued)
United States (continued)
Sempra (Decarbonization)
5.75%	37,043	$ 792,720
		11,314,937
Total Preferred Stocks (Cost $36,691,705)		31,324,609
Total Investments (Cost $1,235,164,008)	127.0%	1,111,590,449
Line of Credit Borrowing	(26.3)	(230,300,000)
Other Assets, Less Liabilities	(0.7)	(5,964,809)
Net Assets	100.0%	$ 875,325,640

†	Percentages indicated are based on Fund net assets applicable to Common shares.
^	Industry and country classifications may be different than those used for compliance monitoring purposes.
(a)	Non-income producing security.
(b)	Floating rate—Rate shown was the rate in effect as of May 31, 2026.
(c)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
"Managed Assets" is defined as the Fund’s total assets, including assets attributable to any form of leverage minus liabilities (other than debt representing leverage and the aggregate liquidation preference of any preferred shares that may be outstanding), which was $1,107,327,239 as of May 31, 2026.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the year ended May 31, 2026 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
NYLI U.S. Government Liquidity Fund	$ —	$ 96,849	$ (96,849)	$ —	$ —	$ —	$ 22	$ —	—

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments May 31, 2026†^ (continued)
The following is a summary of the fair valuations according to the inputs used as of May 31, 2026, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Closed-End Funds	$ 40,316,239	$ —	$ —	$ 40,316,239
Common Stocks	1,028,861,205	—	—	1,028,861,205
Corporate Bond	—	11,088,396	—	11,088,396
Preferred Stocks	31,324,609	—	—	31,324,609
Total Investments in Securities	$ 1,100,502,053	$ 11,088,396	$ —	$ 1,111,590,449

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The table below sets forth the diversification of the Fund’s investments by megatrend themes.
Megatrend Themes (Unaudited)
	Value	Percent
Asset Modernization	$ 487,518,492	55.7%
Decarbonization	475,956,596	54.4
Digital Transformation	148,115,361	16.9
	1,111,590,449	127.0
Line of Credit Borrowing	(230,300,000)	(26.3)
Other Assets, Less Liabilities	(5,964,809)	(0.7)
Net Assets	$ 875,325,640	100.0%

† Percentages indicated are based on Fund net assets applicable to Common shares.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	NYLI CBRE Global Infrastructure Megatrends Term Fund

Statement of Assets and Liabilities as of May 31, 2026
Assets
Investment in securities, at value (identified cost $1,235,164,008)	$1,111,590,449
Cash	1,092,468
Receivables:
Dividends and interest	4,486,863
Investment securities sold	1,611,167
Other assets	35,303
Total assets	1,118,816,250
Liabilities
Foreign currency due to custodian, at value	49,508
Payable for Line of Credit	230,300,000
Payables:
Investment securities purchased	10,396,110
Manager (See Note 3)	937,982
Professional fees	35,054
Custodian	30,020
Transfer agent	9,316
Trustees	6,510
Shareholder communication	6,433
Accrued expenses	18,078
Interest expense and fees payable	1,701,599
Total liabilities	243,490,610
Net assets applicable to Common shares	$ 875,325,640
Common shares outstanding	52,047,534
Net asset value per Common share (Net assets applicable to Common shares divided by Common shares outstanding)	$ 16.82
Net Assets Applicable to Common Shares Consist of
Common shares, $0.001 par value per share, unlimited number of shares authorized	$ 52,048
Additional paid-in-capital	994,493,878
994,545,926
Total distributable earnings (loss)	(119,220,286)
Net assets applicable to Common shares	$ 875,325,640
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended May 31, 2026
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $158,658)	$ 44,203,483
Interest	745,791
Dividends-affiliated	21,876
Total income	44,971,150
Expenses
Manager (See Note 3)	10,687,463
Interest expense and fees	11,681,549
Professional fees	620,333
Shareholder communication	371,641
Custodian	88,700
Transfer agent	33,820
Trustees	28,814
Miscellaneous	140,391
Total expenses	23,652,711
Net investment income (loss)	21,318,439
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	67,862,064
Foreign currency transactions	(327,513)
Net realized gain (loss)	67,534,551
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	72,423,048
Translation of other assets and liabilities in foreign currencies	(16,677)
Net change in unrealized appreciation (depreciation)	72,406,371
Net realized and unrealized gain (loss)	139,940,922
Net increase (decrease) in net assets to Common shares resulting from operations	$161,259,361
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	NYLI CBRE Global Infrastructure Megatrends Term Fund

Statements of Changes in Net Assets
for the years ended May 31, 2026 and May 31, 2025
	2026	2025
Increase (Decrease) in Net Assets Applicable to Common Shares
Operations:
Net investment income (loss)	$ 21,318,439	$ 21,849,860
Net realized gain (loss)	67,534,551	27,456,978
Net change in unrealized appreciation (depreciation)	72,406,371	42,021,399
Net increase (decrease) in net assets applicable to Common shares resulting from operations	161,259,361	91,328,237
Distributions to Common shareholders	(78,071,301)	(51,925,138)
Distributions to Common shareholders from return of capital	—	(26,146,163)
Total distributions to Common shareholders	(78,071,301)	(78,071,301)
Net increase (decrease) in net assets applicable to Common shares	83,188,060	13,256,936
Net Assets Applicable to Common Shares
Beginning of year	792,137,580	778,880,644
End of year	$875,325,640	$792,137,580
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Cash Flows
for the year ended May 31, 2026
Cash Flows From (Used in) Operating Activities:
Net increase (decrease) in net assets applicable to Common shares resulting from operations	$ 161,259,361
Adjustments to reconcile net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Investments purchased	(964,100,594)
Investments sold	1,036,378,207
Amortization (accretion) of discount and premium, net	135,267
Decrease in investment securities sold receivable	840,220
Decrease in dividends and interest receivable	723,259
Decrease in other assets	327
Increase in investment securities purchased payable	10,393,625
Decrease in professional fees payable	(52,951)
Increase in custodian payable	9,509
Increase in shareholder communication payable	5,129
Increase in due to trustees	6,510
Increase in due to manager	57,462
Decrease in due to transfer agent	(7,357)
Increase in accrued expenses	5,476
Decrease in interest expense and fees payable	(517,233)
Net realized gain from investments	(67,862,064)
Net change in unrealized (appreciation) depreciation on unaffiliated investments	(72,423,048)
Net cash provided by (used in) operating activities	104,851,105
Cash Flows From (Used in) Financing Activities:
Increase in foreign currency due to custodian	32,657
Proceeds from line of credit	399,500,000
Payments on line of credit	(425,500,000)
Cash distributions paid, net of change in Common share dividend payable	(78,071,301)
Net cash used in financing activities	(104,038,644)
Net increase in cash	812,461
Cash at beginning of year	280,007
Cash at end of year	$ 1,092,468

Supplemental Disclosure of Cash Flow Information:
The following tables provide a reconciliation of cash reported within the Statement of Assets and Liabilities that sums to the total of the amounts shown on the Statement of Cash Flows:
Cash at beginning of year
Cash	$ 280,007
Total cash shown in the Statement of Cash Flows	$ 280,007
Cash at end of year
Cash	$1,092,468
Total cash shown in the Statement of Cash Flows	$1,092,468
Cash Payments recognized as interest expense and fees for the year ended May 31, 2026, were $12,198,782.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	NYLI CBRE Global Infrastructure Megatrends Term Fund

Financial Highlights selected per share data and ratios
	Year Ended May 31,				October 27, 2021^ through May 31,
	2026	2025	2024	2023	2022
Net asset value at beginning of period applicable to Common shares	$ 15.22	$ 14.96	$ 16.09	$ 20.70	$ 20.00
Net investment income (loss) (a)	0.41	0.42	0.65	0.78	0.58
Net realized and unrealized gain (loss)	2.69	1.34	(0.31)	(4.09)	0.66
Total from investment operations	3.10	1.76	0.34	(3.31)	1.24
Less distributions:
From net investment income	(1.50)	(1.00)	(1.09)	(1.30)	(0.54)
Return of capital	—	(0.50)	(0.38)	—	—
Total dividends and distributions to Common shareholders	(1.50)	(1.50)	(1.47)	(1.30)	(0.54)
Dilution effect on net asset value from overallotment issuance	—	—	—	—	0.00‡
Net asset value at end of period applicable to Common shares	$ 16.82	$ 15.22	$ 14.96	$ 16.09	$ 20.70
Market price at end of period applicable to Common shares	$ 15.25	$ 14.08	$ 13.02	$ 13.66	$ 18.65
Total investment return on market price (b)	19.96%	20.93%	7.00%	(19.84)%	(4.02)%
Total investment return on net asset value (b)	21.32%	12.54%	2.74%	(16.09)%	6.28%
Ratios (to average net assets of Common shareholders)/ Supplemental Data:
Net investment income (loss)	2.57%	2.84%	4.41%	4.51%	4.78%††
Net expenses (including interest expense and fees) (c)	2.85%	3.43%	3.73%	3.07%(d)	1.92%†† (d)(e)
Interest expense and fees (f)	1.41%	1.87%	2.27%	1.62%	0.36%††
Portfolio Turnover Rate	90%	81%	25%	26%	12%
Net assets applicable to Common shareholders at end of period (in 000’s)	$ 875,326	$ 792,138	$ 778,881	$ 837,386	$ 1,077,251

^	Commencement of Operations.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return on market price is calculated assuming a purchase of a Common share at the market price on the first day and a sale on the last business day of each month. Dividends and distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return on net asset value reflects the changes in net asset value during each period and assumes the reinvestment of dividends and distributions at net asset value on the last business day of each month. This percentage may be different from the total investment return on market price, due to differences between the market price and the net asset value. For periods less than one year, total investment return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of Excise tax expense of 0.02% and 0.06% for year ended May 31, 2023 and the period from October 27, 2021 (commencement of operations) through May 31, 2022.
(e)	The expense ratio is higher than the Fund anticipates for a typical fiscal year due to the short fiscal period and the annualization of all expenses, some of which are fixed or non-recurring.
(f)	Interest expense and fees relate to the Line of Credit borrowing (See Note 6).
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements
Note 1–Organization and Business
NYLI CBRE Global Infrastructure Megatrends Term Fund (the “Fund”) was organized as a Delaware statutory trust on March 30, 2021, and is governed by an agreement and declaration of trust (“Declaration of Trust’’). The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a “non-diversified”, closed-end management investment company, as those terms are defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund first offered Common shares through an initial public offering on October 27, 2021.
Prior to commencement of operations on October 27, 2021, the Fund had no operations other than those relating to organizational matters and the sale of 5,000 Common shares on September 17, 2021, to New York Life Investment Management Holdings LLC, the parent company of New York Life Investment Management LLC, for $100,000. Investment operations for the Fund commenced on October 27, 2021.
Pursuant to the terms of the Declaration of Trust, the Fund will commence the process of liquidation and dissolution at the close of business on December 15, 2033 (the “Termination Date”) unless otherwise extended by a majority of the Board of Trustees of the Fund (the “Board”) (as discussed in further detail below). Upon liquidation and termination of the Fund, shareholders will receive an amount equal to the Fund’s net asset value (“NAV”) at that time, which may be greater or less than the price at which Common shares were issued. The Fund’s investment objectives and policies are not designed to return to investors who purchased Common shares in the initial offering of such shares their initial investment on the Termination Date and such initial investors may receive more or less than their original investment upon termination.
Prior to the commencement of the twelve-month period preceding the Termination Date, a majority of the Board may, without shareholder approval unless such approval is required by the 1940 Act, extend the Termination Date (i) once for up to one year and (ii) once for up to an additional six months, upon a determination that winding up the affairs of and liquidating the Fund would not, given prevailing market conditions, be in the best interests of the Fund’s shareholders. Additionally, if the Fund completes an Eligible Tender Offer (as defined below), a majority of the Board may, without shareholder approval unless such approval is required by the 1940 Act, eliminate the Termination Date and cause the Fund to have a perpetual existence as a closed-end fund. An “Eligible Tender Offer” is defined as a tender offer by the Fund to purchase 100% of the then outstanding Common shares of the Fund at a price equal to the NAV per Common share on the expiration date of the tender offer, which shall be as of a date within twelve months preceding the Termination Date.
If the payment for properly tendered Common shares would result in the Fund’s net assets totaling less than $200 million (the “Termination Threshold”), the Eligible Tender Offer shall be canceled, no Common shares will be repurchased pursuant to the Eligible Tender Offer, and the Fund would dissolve as set forth above. If an Eligible Tender Offer is conducted and the payment for properly tendered Common shares would result in the Fund’s net assets totaling greater than or equal to the Termination Threshold, all Common shares properly tendered and not withdrawn will be purchased by the Fund pursuant to the terms of the Eligible Tender Offer. The Fund may conduct an Eligible Tender Offer upon the affirmative vote of a majority of the Board - or by an instrument signed by a majority of the Board - without a vote of the shareholders.
The Fund's investment objective is to seek a high level of total return with an emphasis on current income.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated New York Life Investment Management LLC (“New York Life Investment Management” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund’s and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and to preview reports to the Board.

16	NYLI CBRE Global Infrastructure Megatrends Term Fund

The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodologies used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of May 31, 2026, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale on the valuation date in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended May 31, 2026, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Certain securities, including certain closed-end funds, held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Valuation Designee conclude that such events may have

Notes to Financial Statements (continued)
affected the accuracy of the last price of such securities reported on the local foreign market, the Valuation Designee may, pursuant to the Valuation Procedures, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures and are generally categorized as Level 2 in the hierarchy.
If the principal market of certain foreign equity securities is closed in observance of a local foreign holiday, these securities are valued using the last closing price of regular trading on the relevant exchange and fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures. These securities are generally categorized as Level 2 in the hierarchy.
Equity securities, rights and warrants, if applicable, are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor (as defined below in Note 3(A)). The evaluations are market-based measurements processed through a pricing application and represent the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Closed-end fund NAVs are valued at market value, which will generally be determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Price information on closed-end funds is taken from the exchange where the security is primarily traded. In addition, because closed-end funds and exchange-traded funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity. These closed-end funds are generally categorized as Level 1 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities,

18	NYLI CBRE Global Infrastructure Megatrends Term Fund

as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Common Shareholders. Dividends and distributions are recorded on the ex-dividend date. Subject to its managed distribution policy, the Fund intends to distribute monthly all or a portion of its net investment income, if any, including current net realized capital gains, to Common shareholders. The Fund’s monthly distributions may include return of capital, which represents a return of a shareholder’s original investment in the Fund. Dividends and distributions are determined in accordance with federal income tax regulations and may differ from determinations using GAAP. Unless a Common shareholder elects otherwise, all dividends and distributions are reinvested pursuant to the Fund's dividend reinvestment plan. For information on the Fund’s dividend reinvestment plan (unaudited), please see page 28.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts, if applicable, may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased by the Fund, other than temporary cash investments that mature in 60 days or less at the time of purchase, are accreted and amortized, respectively, using the effective interest rate method.
(F)  Expenses.   The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations. Certain expenses of the Fund are allocated in proportion to other funds within the New York Life Investment Management Group of Funds.
Additionally, the Fund may invest in other funds, which are subject to management fees and other fees that may cause the costs of investing in other funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of other funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Segment Reporting.  The NYLIM Disclosure Committee (the "Committee") acts as the Fund's chief operating decision maker, assessing performance and making decisions about resource allocation.
The Committee is comprised of the Fund's President, the Fund's Treasurer, the Fund's Assistant Treasurers, a representative from the Fund's Transfer Agent, a representative from New York Life Investment Management Office of the General Counsel, a representative from New York Life Investment Management Compliance and a representative from the Fund's Distributor. The Committee has determined that the Fund has a single operating segment based on the fact that the Committee monitors the operating results of the Fund as a whole and the Fund's long-term strategic asset allocation is pre-determined in accordance with the terms of the Fund's prospectus, based on a defined investment strategy which is executed by the Fund's portfolio managers as a team. The financial information provided to and reviewed by the Committee is consistent with that presented in the Fund's Portfolio of Investments, Statements of Changes in Net Assets and Financial Highlights.
(I) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities, as a result of fluctuations in foreign exchange rates, are included in the Statement of Operations within net change in unrealized appreciation/depreciation on foreign currency translations.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(J) Statement of Cash Flows. The cash amount shown in the Fund’s Statement of Cash Flows is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and restricted cash, if any, as of May 31, 2026.
(K) Foreign Securities Risk.  The Fund invests in foreign securities, which carry certain risks in addition to the usual risks inherent in domestic securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities

Notes to Financial Statements (continued)
markets, and can experience political, social and economic developments that may affect the value of investments in foreign securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund's ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund's investments in such securities less liquid or more difficult to value. These risks are likely to be greater in emerging markets than in developed markets.
(L) Debt Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
(M) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investment Management, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager pursuant to a Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investment Management in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. CBRE Investment Management Listed Real Assets LLC ("CBRE" or the "Subadvisor"), a registered investment adviser, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investment Management and CBRE, New York Life Investment Management pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 1.00% of the “Managed Assets”. "Managed Assets" is defined as the Fund's total assets, including assets attributable to any form of leverage minus liabilities (other than debt representing leverage and the aggregate liquidation preference of any preferred shares that may be outstanding).
During the year ended May 31, 2026, New York Life Investment Management earned fees from the Fund in the amount of $10,687,463 and paid the Subadvisor in the amount of $5,343,731.
Pursuant to an agreement with New York Life Investment Management, JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund. These services include calculating the Fund's daily NAV, maintaining the general ledger and sub-ledger accounts used in the NAV calculation process, and assisting the Manager with various aspects of the Fund's administrative operations. JPMorgan is compensated by New York Life Investment Management for providing these services to the Fund.
(B) Transfer, Dividend Disbursing and Shareholder Servicing Agent. Computershare Trust Company, N.A. (“Computershare”), P.O. Box 43078, Providence, RI 02940-3078, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between the Fund and Computershare.
Note 4-Federal Income Tax
As of May 31, 2026, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,239,216,208	$39,594,876	$(167,220,635)	$(127,625,759)
As of May 31, 2026, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$8,401,359	$—	$—	$(127,621,645)	$(119,220,286)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sales and cumulative debt securities treated as equity for tax.

20	NYLI CBRE Global Infrastructure Megatrends Term Fund

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of May 31, 2026 were not affected.
Total Distributable Earnings (Loss)	Additional Paid-In Capital
$312	$(312)
The reclassifications for the Fund are primarily due to partnership adjustments.
During the years ended May 31, 2026 and May 31, 2025, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2026	2025
Distributions paid from:
Ordinary Income	$78,071,301	$51,925,138
Return of Capital	—	26,146,163
Total	$78,071,301	$78,071,301
For the year ended May 31, 2026, the Fund's aggregate income taxes paid were determined to be insignificant.
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund maintains a line of credit under a credit agreement with The Bank of New York Mellon dated November 4, 2021 (the "Credit Agreement") in order to achieve its investment objective. Effective March 11, 2024, the aggregate commitment amount was reduced to $400,000,000 under the Credit Agreement with all terms remaining the same. Under the Credit Agreement, the Fund is subject to (i) a financing charge of the Overnight Bank Funding Rate plus 0.75% on drawn assets and (ii) a commitment fee at an annual rate of 0.25% of undrawn portions of the credit facility to the extent the credit facility utilization rate is less than 80%. The Credit Agreement expires on December 15, 2031, unless otherwise terminated at an earlier date. During the year ended May 31, 2026, the Fund utilized the line of credit for 365 days, maintained an average daily balance of $237,202,740 at a weighted average interest rate of 4.75% and incurred interest expense in the amount of $11,267,916. As of May 31, 2026, borrowings outstanding with respect to the Fund under the Credit Agreement were $230,300,000.
Note 7–Purchases and Sales of Securities (in 000’s)
During the year ended May 31, 2026, purchases and sales of securities, other than short-term securities, were $964,101 and $1,034,708, respectively.
Note 8–Capital Share Transactions
During the year ended May 31, 2026 and the year ended May 31, 2025, there were no capital share transactions.
Note 9–Subsequent Events
In connection with the preparation of the financial statements of the Fund for the year ended May 31, 2026, events and transactions subsequent to May 31, 2026, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified, other than the following:
On June 12, 2026, the Fund declared dividends to Common shareholders for the upcoming months as shown in the following schedule:
Month	Ex-Date	Record Date	Payable Date	Amount
June	6/23/2026	6/23/2026	6/30/2026	$0.125
July	7/24/2026	7/24/2026	7/31/2026	$0.125
August	8/24/2026	8/24/2026	8/31/2026	$0.125

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
NYLI CBRE Global Infrastructure Megatrends Term Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of NYLI CBRE Global Infrastructure Megatrends Term Fund (the Fund), including the portfolio of investments, as of May 31, 2026, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the four-year period ended May 31, 2026, and the period from October 27, 2021 (commencement of operations) through May 31, 2022. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2026, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period ended May 31, 2026, and the period from October 27, 2021 through May 31, 2022, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2026, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
July 22, 2026
22	NYLI CBRE Global Infrastructure Megatrends Term Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the NYLI CBRE Global Infrastructure Megatrends Term Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and CBRE Investment Management Listed Real Assets LLC (“CBRE”) with respect to the Fund (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of the Fund (“Board”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”).  At its December 9-10, 2025 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Fund (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and CBRE in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee from September 2025 through December 2025, including information and materials furnished by New York Life Investments and CBRE in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.  Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses.  The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or CBRE that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients.  In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements.  The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board.  The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account, as deemed relevant and appropriate by the Trustees, information furnished to the Board and its Committees throughout the year, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and, generally annually, CBRE personnel.  In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment.  Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and CBRE; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and CBRE; (iii) the costs of the services provided, and profits realized, by New York Life Investments and CBRE with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses.  Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to peer funds identified by ISS.  Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the New York Life Investments Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.  The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.  The Board considered that New York Life Investments and CBRE agreed to pay all organizational expenses of the Fund and all offering costs associated with the Fund’s initial public offering as well as compensation to the underwriters and certain dealers in connection with the offering and that the Fund is not obligated to repay any such expenses, costs or compensation paid by New York Life Investments or CBRE.  With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement. Additionally, the Board took into account the Fund’s structure as a limited term trust. In addition, the Board considered the premium/discount at which the Fund’s shares have traded over various periods and efforts by New York Life Investments and CBRE intended to reduce discounts.

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and CBRE.  The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and CBRE resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the New York Life Investments Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the New York Life Investments Group of Funds and each Trustee’s business judgment and industry experience.  In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have invested in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during the Board’s December 9-10, 2025 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and CBRE
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund.  The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and another listed closed-end fund and considered that the Fund operates in a “manager-of-managers” structure.  The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by CBRE, evaluating the performance of CBRE, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions.  The Board noted that New York Life Investments manages mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors.  The Board also noted that the services provided to the Fund as a closed-end fund may differ from the services provided to open-end funds and other investment advisory clients, including in connection with the Fund’s use of leverage and trading of Fund shares on the New York Stock Exchange. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund.  The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Fund, including New York Life Investments’ oversight and due diligence reviews of CBRE and ongoing analysis of, and interactions with, CBRE with respect to, among other things, the Fund’s investment performance as well as CBRE’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by risk management personnel.  In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, that may benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers, except for a portion of the salary of the Fund’s Chief Compliance Officer.  The Board recognized that New York Life Investments provides certain other non-advisory services to the Fund and has over time provided an increasingly broad array of non-advisory services to the New York Life Investments Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that CBRE provides to the Fund and considered the terms of each of the Advisory Agreements.  The Board evaluated CBRE’s experience and performance in serving as subadvisor to the Fund and advising other portfolios and CBRE’s track record and experience in providing investment advisory services as well as the experience of investment advisory and other senior personnel at CBRE.  The Board considered New York Life Investments’ and CBRE’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history.  In addition to information provided in connection with quarterly meetings with the Fund’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and CBRE.  The Board also considered CBRE’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources that may benefit the Fund.  In this regard, the Board considered the qualifications and experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and CBRE regarding their respective business continuity and disaster recovery plans.
Based on these considerations, among others, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective and strategies.  The Board also considered

24	NYLI CBRE Global Infrastructure Megatrends Term Fund

investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year, including information on the Fund’s use of leverage and the Fund’s investment performance compared to a relevant investment category and a relevant benchmark.  In addition, the Board considered information provided by ISS showing the investment performance of the Fund as compared to a group of peer funds.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Fund’s investment performance over various periods as well as discussions between representatives of CBRE and the members of the Board’s Investment Committee, which generally occur on an annual basis.  The Board noted that the Fund’s performance group includes a limited number of peer funds.
The Board noted that the Fund underperformed its peer funds for the one- and three-year periods ended July 31, 2025.  The Board considered its discussions with representatives from New York Life Investments and CBRE regarding the Fund’s investment performance. The Board also considered that reports on the investment performance of the Fund and information on investment-related matters are provided to the Board and its Committees throughout the year and will continue to be provided to the Board and its Committees. Additionally, the Board concluded that the Fund’s performance is being monitored appropriately by New York Life Investments.
Based on these considerations, among others, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and CBRE
The Board considered the costs of the services provided under each of the Advisory Agreements.  The Board also considered the profitability of New York Life Investments and its affiliates and CBRE due to their relationships with the Fund as well as of New York Life Investments and its affiliates due to their relationships with the New York Life Investments Group of Funds.  With respect to the profitability of CBRE’s relationship with the Fund, the Board considered information from New York Life Investments that CBRE’s subadvisory fee reflected an arm’s-length negotiation and that this fee is paid by New York Life Investments, not the Fund, and the relevance of CBRE’s profitability was considered by the Trustees in that context.  On this basis, the Board primarily considered the costs and profitability of New York Life Investments and its affiliates with respect to the Fund.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about closed-end fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and CBRE under each of the Advisory Agreements, and profitability of New York Life Investments and its affiliates and CBRE due to their relationships with the Fund, the Board considered, among other factors, New York Life Investments’ and its affiliates’ and CBRE’s continuing investments in, or willingness to invest in, personnel and other resources that may support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund.  The Board also considered the financial resources of New York Life Investments and CBRE and acknowledged that New York Life Investments and CBRE must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and CBRE to continue to provide high-quality services to the Fund.  The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the New York Life Investments Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board.  The Board noted it had recently engaged an independent third-party consultant to review New York Life Investments’ methods used to allocate costs among the funds in the New York Life Investments Group of Funds.  The Board considered that the independent consultant had concluded that New York Life Investments’ cost allocation methodologies for estimating overall profitability of the relationship with the funds in the New York Life Investments Group of Funds are reasonable and appropriate and the Board noted that New York Life Investments used the same method of calculating profit and allocating costs (along with certain enhancements recommended by the independent consultant) since the independent consultant’s review.  The Board concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the New York Life Investments Group of Funds were reasonable.  The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates and CBRE and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits.  The Board recognized, for example, the benefits to CBRE from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to CBRE in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities.  In this regard, the Board also requested and considered information from New York Life Investments concerning other material business relationships between CBRE and its affiliates and New York Life Investments and its affiliates and considered the existence of a strategic partnership between New York Life Investments and CBRE that relates to certain current and future products and represents a potential conflict of interest associated with New York Life Investments’

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
recommendation to approve the continuation of the Subadvisory Agreement. In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board noted that, although it assessed the overall profitability of the relationship with the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund were not excessive, other expected benefits that may accrue to New York Life Investments and its affiliates due to their relationships with the Fund are reasonable and other expected benefits that may accrue to CBRE and its affiliates due to their relationships with the Fund are consistent with those expected for a subadvisor to a closed-end fund.  With respect to CBRE, the Board considered that any profits realized by CBRE due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and CBRE, acknowledging that any such profits are based on the subadvisory fee paid to CBRE by New York Life Investments, not the Fund.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses.  With respect to the management fee and subadvisory fee, the Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to CBRE is paid by New York Life Investments, not the Fund.  The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses of similar closed-end funds managed by other investment advisers.  In addition, the Board considered information provided by New York Life Investments and CBRE on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds, that follow investment strategies similar to those of the Fund, if any.  The Board considered the contractual management fee schedule for the Fund as compared to those for such other investment advisory clients, taking into account the rationale for differences in fee schedules.
The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients.  The Board noted that most closed-end funds do not have contractual breakpoints.  The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for closed-end funds.
The Board also considered that, unlike with respect to the open-end funds in the New York Life Investments Group of Funds, the management fee for the Fund is based on the “managed assets” of the Fund, which include assets attributable to the Fund’s use of leverage.  The Board acknowledged that New York Life Investments and CBRE have the ability to increase the amount of the Fund’s managed assets through the use of leverage, which may cause a conflict of interest.
Based on the factors outlined above, among other considerations, the Board concluded that the Fund’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist with respect to the Fund and whether the Fund’s management fee and expense structure permits economies of scale, if any, to be appropriately shared with the Fund’s shareholders.  The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the New York Life Investments Group of Funds.  Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints or expense limitation arrangements, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Fund.
Based on this information, the Board concluded that economies of scale, if any, are appropriately shared for the benefit of the Fund’s shareholders through the Fund’s management fee and expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

26	NYLI CBRE Global Infrastructure Megatrends Term Fund

Dividend Reinvestment Plan (Unaudited)
Introduction
This Dividend Reinvestment Plan (“Plan”) for NYLI CBRE Global Infrastructure Megatrends Term Fund (“Fund”), provides that for a holder of the Fund’s common shares of beneficial interest (each, a “Common Share” and, collectively “Common Shares”) in the Plan (each, a “Participant” and collectively, “Participants”), all dividends and distributions on such Shareholder’s Common Shares will be automatically reinvested by Computershare Trust Company, N.A. (“Plan Administrator”), as agent for Shareholders in administering the Plan, in additional Common Shares, unless the Participants elect to receive cash.  Participation in the Plan may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.
Plan Details
1. The Plan Administrator will open an account for each holder of Common Shares under the Plan in the same name in which such holder of Common Shares is registered. Whenever the Fund declares a dividend or other distribution such as capital gain or return of capital, (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive Common Shares as per the terms stated in this Plan. The Common Shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the Exchange or elsewhere.
2. If, on the payment date for any Dividend, the closing market price plus estimated per share fees (which include any brokerage commissions the Plan Administrator is required to pay) is equal to or greater than the net asset value (“NAV”) per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus per share fees, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an "ex-dividend" basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days.  If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.
3. The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.
4. In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder's name and held for the account of beneficial owners who participate in the Plan.
5. There will be no charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a per share fee incurred (currently $0.05) in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See “Tax Matters.”  Participants that request a sale of shares through the Plan Administrator are subject to a $2.50 sales fee and a $0.15 per share sold fee. All per share fees include any applicable brokerage commissions the Plan Administrator is required is required to pay.

Dividend Reinvestment Plan (Unaudited) (continued)
6. The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
7. Each Participant may terminate their account under the Plan by notifying the Plan Administrator by telephone, through the Internet or in writing. If the Plan Administrator receives the Participant’s notice of withdrawal near a dividend record date, the Plan Administrator, in its sole discretion, may either distribute such dividends in cash or reinvest them in Common Shares on behalf of the withdrawing Participant. If such dividends are reinvested, the Plan Administrator will process the termination as soon as practicable, but in no event later than five business days after the reinvestment is completed.  The Plan may be terminated by the Plan Administrator or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.
8. Participants may also request to sell a portion of their Common Shares by notifying the Plan Administrator by telephone, through the Internet or in writing.  The Plan Administrator will sell such Common Shares through a broker-dealer selected by the Plan Administrator within 5 business days of receipt of the request.  The sale price will equal the weighted average price of all Common Shares sold through the Plan on the day of the sale, less a $2.50 service fee and a per share fee of $0.15.  Participants should note that the Plan Administrator is unable to accept instructions to sell on a specific date or at a specific price.
9. All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., by telephone, (855) 456-9683, through the Internet at www.computershare.com/investor or in writing to P.O. Box 43078, Providence, RI 02940-3078.
28	NYLI CBRE Global Infrastructure Megatrends Term Fund

Federal Income Tax Information (Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during each fiscal year.
For the fiscal year ended May 31, 2026, the Fund designated approximately $28,849,740 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.
The dividends paid by the Fund during the fiscal year ended May 31, 2026 should be multiplied by 15.06% to arrive at the amount eligible for the corporate dividend-received deduction.
In accordance with federal tax law, the Fund elected to provide each shareholder with their portion of the Fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund made the following designations regarding its fiscal year ended May 31, 2026:
•    the total amount of taxes credited to foreign countries was $1,668,167.
•    the total amount of income sourced from foreign countries was $1,826,825.
In February 2027, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2026. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended May 31, 2026.
Application of Control Share Provisions of the Delaware Statutory Trust Act
Under Delaware law applicable to the Fund as of August 1, 2022, if a shareholder acquires direct or indirect ownership or power to direct the voting of shares of the Fund in an amount that equals or exceeds certain percentage thresholds specified under Delaware law (beginning at 10% or more of shares of the Fund), the shareholder’s ability to vote certain of these shares may be limited.
The Board has taken action to allow shareholders to exceed the ownership thresholds that would typically trigger such restrictions under Delaware Law. By waiving these restrictions, the Fund is permitting such shareholders to exercise full voting rights.
Proxy Results
The Annual Meeting of Shareholders was held on October 1, 2025, to elect two Class II Trustees and three Class III Trustees of the Fund by shareholders of record as of July 7, 2025. Listed below are the results of this voting:
Trustees	Votes For	Votes Against	Abstentions	Total Votes
Alan R. Latshaw (Class II)	7,426,452	0	448,932	7,875,384
Karen Hammond (Class II)	7,415,316	0	460,067	7,875,383
Naïm Abou-Jaoudé (Class III)[1]	7,354,582	0	520,804	7,875,386
David H. Chow (Class III)	7,385,013	0	490,371	7,875,384
Richard S. Trutanic (Class III)	7,398,570	0	476,814	7,875,384
Paul Kazarian (Class III)	17,147,600	127,382	54,508	17,329,490
1. Interested Trustee
No nominee received the required number of votes to be re-elected or elected to the Board. The vote standard to elect Trustees is described in the Fund's most recent proxy statement. Alan R. Latshaw and Karen Hammond, incumbent Class II Trustees, and Naïm Abou-Jaoudé, David H. Chow and Richard S.Trutanic, incumbent Class III Trustees, will continue to serve as Class II or Class III Trustees, respectively, until their successors have been elected and qualified.
(Shareholder) Non-Binding Proposal for Board Declassification
Additionally at the Annual Meeting of Shareholders on October 1, 2025, shareholders approved a non-binding shareholder proposal that shareholders of the Fund request that the Fund's Board take steps to declassify the Board by the following votes:
Votes For	Votes Against	Abstentions	Total Votes
18,598,006	6,390,474	444,517	25,432,997

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting nylim.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investment Management at 800-624-6782.
30	NYLI CBRE Global Infrastructure Megatrends Term Fund

Additional Information Regarding the Fund (Unaudited)
CHANGES OCCURRING DURING THE PRIOR FISCAL YEAR
The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.
 During the applicable period, except as noted below, there have been: (i) no material changes to the Fund’s investment objectives and policies that constitute its principal portfolio emphasis that have not been approved by shareholders; (ii) no changes to the persons primarily responsible for day-to-day management of the Fund; and (iii) no changes to the Fund’s charter or by-laws that would delay or prevent a change of control.
PRINCIPAL INVESTMENT OBJECTIVE
The Fund’s primary investment objective is to seek a high level of total return with an emphasis on current income. There is no assurance that the Fund will achieve its investment objective. Investors should consider their financial situation and needs, investment goals, time horizons and risk tolerance before investing in the Fund's Common shares. An investment in the Fund's Common shares is not appropriate for all investors and is not intended to be a complete investment program. An investment in the Fund's Common shares involves a high degree of risk. Investors could lose some or all of their investment. See "Risk Factors."
PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus borrowings for investment purposes) in securities issued by infrastructure companies. The Fund seeks to achieve its investment objective by investing primarily in income-producing equity securities issued by infrastructure companies, including common stock, preferred stock, convertible securities and rights or warrants to buy common stocks. The Fund will typically invest in securities issued by infrastructure companies with market capitalizations of at least $500 million. The Fund intends to focus on three infrastructure megatrends: (i) decarbonization, (ii) digital transformation and (iii) asset modernization. The Fund expects to invest primarily in equity securities of companies located in a number of different countries, including the United States. The Fund may also invest up to 20% of its assets in fixed income securities of infrastructure companies, such as "baby bonds," which are issued in small-dollar denominations.
Under normal circumstances, the Fund will invest more than 25% of the value of its total assets at the time of purchase in the securities of issuers conducting their business activities in the infrastructure group of industries. The Fund's Subadvisor, CBRE, defines an infrastructure company as a company that derives at least 50% of its revenues or profits from, or devotes at least 50% of its assets to, the ownership, management, development, construction, renovation, enhancement, operation or maintenance of infrastructure assets. Examples of infrastructure assets include transportation assets (such as toll roads, bridges, railroads, airports, and seaports), utility assets (such as electric transmission and distribution lines, gas distribution pipelines, water pipelines and treatment facilities, and sewer facilities), energy assets (such as oil and gas pipelines, storage facilities, and other facilities used for gathering, processing, or transporting hydrocarbon products as well as contracted renewable power assets, which are any renewable energy generation assets (e.g., wind farm, solar farm, hydro-electric plant, biomass plant) in operation that have entered into contracts for delivery of power to a third-party), and communications assets (such as communications towers, data centers, fiber networks, and satellites.
The Subadvisor uses a multi-step investment process for constructing the Fund's investment portfolio that combines top-down geographic region and infrastructure sector allocations with bottom-up security selection focused within the following three infrastructure megatrends: (i) decarbonization; (ii) digital transformation; and (iii) asset modernization.
Decarbonization: Focusing investments in the equity securities of infrastructure companies that are enabling the transition to cleaner energy sources (including wind, solar and hydro assets) and electrification through investment in companies that own a significant amount of assets (generation, transmission, network grid, storage, smart meters, battery charging stations, among other assets) that will lead to more efficiency and lower carbon-intense power and heating. The Fund may invest in securities that, at the time of investment, are illiquid (determined using the Securities and Exchange Commission’s (“SEC”) standard applicable to registered investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). However, the Fund will not invest more than 15% of its Managed Assets in securities that, at the time of investment, are illiquid.
Digital Transformation: Focusing investments in the equity securities of infrastructure companies that are within the communications infrastructure sector and companies owning, operating, and developing cell tower, fiber network, satellite and data center assets.
Asset Modernization: Focusing investments in the equity securities of infrastructure companies that are within the midstream energy, water utilities, gas utilities and transportation infrastructure sectors the Subadvisor believes may benefit from increased investment to repair and enhance existing assets.
The Fund may invest up to 10% of its assets in securities of companies located or doing business in emerging market countries. The Fund's investments may be denominated in U.S. dollars, non-U.S. currencies, or multinational currency units. The Fund may also invest in other investment companies, including exchange-traded funds.
Under normal market conditions, the Fund will invest a significant amount of its net assets (at least 40%, unless the Subadvisor deems market conditions to be unfavorable, in which case the Fund will invest at least 30%) in foreign securities. An issuer of a security is considered to be U.S. or foreign based on the issuer's "country of risk," as determined by a third-party service provider such as Bloomberg.
INVESTMENT PHILOSOPHY AND PROCESS
The Subadvisor uses a disciplined process for constructing the Fund's portfolio focused on both sector allocation and stock selection. The Subadvisor selects sectors that are positioned to benefit from the identified megatrends through a systematic evaluation of public and private infrastructure market trends and conditions. In addition, the Subadvisor uses an in-house valuation and stock selection process to identify investments with superior current income and growth potential relative to their peers. Through this process the Subadvisor constructs a portfolio designed to meet the Fund's investment objective. The process seeks to identify and evaluate risk at all levels of the process (sector reviews, stock analysis and portfolio construction).
This in-house stock selection valuation process examines each investment's intrinsic value in relation to its growth outlook and several risk factors included as an adjustment to a discount rate. The risk factor adjustments are specific to each company and deemed by the Subadvisor as being critical to evaluating infrastructure investments. The Subadvisor may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.
PORTFOLIO COMPOSITION
Equity Securities
The Fund invests in equity securities, including common stocks, preferred stocks and convertible securities. Equity investments generally represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of an issuer's bankruptcy. Prices of equity securities may fluctuate for various reasons, including because of changes, or perceived changes, in the business, financial condition or prospects of the issuer or because of changes in financial or political conditions that may affect particular industries or the economy in general.
Common Stock. Common stock represents an equity ownership interest in a company. The Fund may hold or have exposure to common stocks of issuers of any size, including small and medium capitalization stocks. Holders of common stock generally have voting rights with respect to the issuer, however, the Fund does not expect to have voting control with respect to any of the issuers of listed equity securities in which it invests. Upon the liquidation or winding up of the issuer, holders of common stock are entitled to the assets of the issuer that remain after satisfying all obligations owed to the issuer's creditors, including holders of debt securities and holders of the issuer's preferred stock. Holders of common stock also may receive dividends; however, unlike the dividends payable with respect to preferred stock (which are described below), dividends payable with respect to common stock are not fixed but are declared at the discretion of the issuer's board of directors.
Preferred Stock. Preferred stock generally has a preference as to dividends and upon liquidation over an issuer's common stock but ranks junior to other income securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on other income securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may provide that, in the event the issuer fails to make a specified number of dividend payments, the holders of the preferred stock will have the right to elect a specified number of directors to the issuer's board. Preferred stock also may be subject to optional or mandatory redemption provisions. In addition, preferred stock may trade less frequently and in a more limited volume and may be subject to more abrupt or unpredictable price movements than certain other types of securities. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.
The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates or the "Dividends Received Deduction." If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking portfolio provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock's price when interest rates decline. Thus, in declining interest rate environments in particular, the Fund's holdings, if any, of higher rate-paying fixed rate preferred securities may be reduced and the Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.
Convertible Securities. Convertible securities, until converted, have the same general characteristics as debt securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange an investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Warrants and Rights
Warrants and rights may be acquired by the Fund in connection with other securities or separately. Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities and provide the Fund with the right to purchase at a later date other securities of the issuer. Rights are similar to warrants but typically are issued by a company to existing holders of its stock and provide those holders the right to purchase additional shares of stock at a later date. Rights also normally have a shorter duration than warrants. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. Warrants and rights may be more speculative than certain other types of investments and entail risks that are not associated with a similar investment in a traditional equity instrument. While warrants and rights are generally considered equity securities, because the value of a warrant or right is derived, at least in part, from the value of the underlying securities, they may be considered hybrid instruments that have features of both equity securities and derivative instruments. However, there are characteristics of warrants and rights that differ from derivatives, including that the value of a warrant or right does not necessarily change with the value of the underlying securities. The purchase of warrants and rights involves the risk that the Fund could lose the purchase value of the warrants or rights if the right to subscribe to additional shares is not exercised prior to the warrants' or rights' expiration date because warrants and rights cease to have value if they are not exercised prior to their expiration date. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrants or rights added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the price of the underlying security. The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price.
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Non-U.S. Securities
The Fund may invest without limit in securities issued by non-U.S. issuers. These securities may be issued by companies organized and/or having securities traded on an exchange outside the U.S. or may be securities of U.S. companies that are denominated in the currency of a different country. It is currently anticipated that, under normal circumstances, the Fund may invest up to 10% of its assets in securities of emerging market issuers.
Illiquid Securities and Restricted Securities
The Fund's investments may include illiquid securities or restricted securities. A principal risk of illiquid securities or investing in restricted securities is that they may be difficult to sell.
Securities and other investments purchased by the Fund may be illiquid at the time of purchase, or liquid at the time of purchase and may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Securities may also be less liquid (i.e., more difficult to sell) because of trading preferences, such as a buyer disfavoring purchases of odd lots or smaller blocks of securities. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to securities traded over-the-counter, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase and sell such securities.
Restricted securities, including 144A securities and securities of private companies, are not publicly traded and generally are subject to statutory and/or contractual restrictions on resale. Accordingly, there may be no market or a limited market for the resale of such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so or at the most favorable price, which may result in a loss to the Fund. This potential lack of liquidity also may make it more difficult to accurately value these securities. There may be less information publicly available regarding such securities as compared to publicly issued securities.
Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws.
Investments in Other Investment Companies
The Fund, subject to the limitations of the 1940 Act, may invest in other investment companies, including mutual funds, closed-end funds, and ETFs that invest primarily in securities of the types in which the Fund may invest directly, to gain broad market, sector or asset class exposure, including during periods when it has large amounts of uninvested cash or when the Manager or Subadvisor believes share prices of ETFs offer attractive values. The Fund may from time to time invest in ETFs, primarily as a means of gaining exposure for its portfolio to the market without investing in individual securities, particularly in the context of managing cash flows into the Fund or where access to a local market is restricted or not cost effective. The Fund might also purchase shares of another investment company to gain exposure to the securities in the investment company's portfolio at times when the Fund may not be able to buy those securities directly. Any investment in another investment company would be consistent with the Fund's objective and investment program. To the extent the Fund may invest in securities of other investment companies, it may invest in shares of other investment companies, including investment companies advised by affiliates of New York Life Investments. Investment companies are subject to management fees and other fees that may increase their costs versus the costs of owning the underlying securities directly. The Fund will indirectly bear its proportionate share of management fees and other expenses that are charged by an investment companies in addition to the management fees and other expenses paid by the Fund.
The risks of owning another investment company are generally similar to the risks of investment directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Fund's performance. In addition, because listed closed-end funds and ETFs trade on a secondary market, their shares may trade at a premium or discount to the actual listed NAV of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity.
ETFs are investment companies that trade like stocks. The price of an ETF is derived from and based upon the securities held by the ETF. However, like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of securities. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF's shares could result in the market price of the ETF's shares being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund's investment in ETFs. In addition, an actual trading market may not develop for an ETF's shares and the listing exchange may halt trading of an ETF's shares. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, an index-based ETF may not exactly replicate the performance of the index it seeks to track for a number of reasons, such as operating expenses, transaction costs and imperfect correlation between the performance of the ETF's holdings and that of the index.
Debt or Fixed-Income Securities
Investors buy debt securities primarily to profit through interest payments. Governments, banks and companies raise cash by issuing or selling debt securities to investors. Debt securities may be bought directly from those issuers or in the secondary trading markets. There are many different types of debt securities, including (without limitation) bonds, notes and debentures.
Some debt securities pay interest at fixed rates of return (referred to as fixed-income securities), while others pay interest at variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount that is to be paid at maturity.
Temporary Defensive Investments
In times of unusual or adverse market, economic or political conditions or abnormal circumstances or during the period in which the net proceeds of this offering are being invested, the Fund may for temporary defensive purposes (which may be for a prolonged period) invest outside the scope of its principal investment strategies. Under such conditions, the Fund may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the

Fund will achieve its investment objective. Under such conditions, the Fund may also invest without limit in cash, money market securities or other investments.
Unless action is otherwise taken by the Board in accordance with the Declaration of Trust, the Fund will commence the process of liquidation and termination beginning with the close of business on the Termination Date. As the Fund approaches its Termination Date, and during the period after the Termination Date in which the Fund is in the process of liquidating, the portfolio composition of the Fund may change and the Fund may invest in cash, money market securities or other investments, which may adversely affect the performance of the Fund.
RISK FACTORS
The Fund is designed as a long-term investment vehicle and not as a trading tool. An investment in the Fund's Common shares should not constitute a complete investment program for any investor and involves a high degree of risk. The value of an investment in the Fund's Common shares could decline substantially and cause you to lose some or all of your investment. Before investing in the Fund's Common shares you should consider carefully the following principal risks of investing in the Fund.
Risk is inherent in all investing. The following discussion summarizes the principal risks that you should consider before deciding whether to invest in the Fund.
Limited Term Risk
Unless action is otherwise taken by the Board in accordance with the Declaration of Trust, the Fund will commence the process of liquidation and dissolution at the close of business on the Termination Date. The Fund will not seek to return an initial investment in Common shares by an investor on the Termination Date. Instead, the Fund will distribute an amount equal to the Fund's NAV at that time, which may be greater or less than an investor's initial investment. The Fund's limited term may cause it to sell securities when it otherwise would not, which could cause the Fund's returns to decrease and the market price of the Common shares to fall. Rather than reinvesting the proceeds of its matured, called or sold securities, the Fund may distribute the proceeds in one or more liquidating distributions prior to the final termination, which may cause the Fund's fixed expenses to increase when expressed as a percentage of assets under management. Alternatively, the Fund may invest the proceeds in lower yielding securities or hold the proceeds in cash or cash equivalents, which may adversely affect the performance of the Fund.
Infrastructure Industry Concentration Risk
Because the Fund concentrates (i.e., invests more than 25% of its assets) its investments in the infrastructure group of industries, the Fund is particularly exposed to adverse economic, regulatory, political, legal, and other changes affecting the issuers of infrastructure-related securities. Infrastructure-related companies are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure-related companies also face operating risks, including the risk of fire, explosions, leaks, mining and drilling accidents or other catastrophic events. Additionally, infrastructure-related companies may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption and/or legal challenges due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. There is also the risk that corruption may negatively affect publicly-funded infrastructure projects, resulting in delays and cost overruns.
Specific infrastructure assets in which the Fund invests may be subject to the following additional risks:
•	Communication infrastructure companies/issuers are subject to risks involving changes in government regulation, competition, dependency on patent protection, equipment incompatibility, changing consumer preferences, technological obsolescence and large capital expenditures and debt burdens.
•	Energy infrastructure companies/issuers are subject to adverse changes in fuel prices, the effects of energy conservation policies and other risks, such as increased regulation, negative effects of economic slowdowns, reduced demand, cleanup and litigation costs as a result of environmental damage, changing and international politics and regulatory policies of various governments. Natural disasters, man-made disasters or terrorist attacks damaging sources of energy supplies will also negatively impact energy infrastructure companies/issuers.
•	Social infrastructure companies/issuers are subject to government regulation and the costs of compliance with such regulations and delays or failures in receiving required regulatory approvals. The enactment of new or additional regulatory requirements may negatively affect the business of a social infrastructure company.
•	Transportation infrastructure companies/issuers can be significantly affected by economic changes, fuel prices, labor relations, insurance costs, government regulations, natural disasters, man-made disasters or terrorist attacks.
•	Utilities company revenues and costs are subject to regulation by states and other regulators. Regulatory authorities also may restrict a company's access to new markets. Utilities companies may incur unexpected increases in fuel and other operating costs. Utilities companies are also subject to considerable costs associated with environmental compliance, nuclear waste clean-up and safety regulation.
Market Risk
The value of the Fund's investments may fluctuate due to changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Security markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, social, or economic developments. Different sectors of the market and different security types may react differently to such developments. Changes in these markets may be rapid and unpredictable. Fluctuations in the markets generally or in a specific industry or sector may impact the securities in which the Fund invests. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility and (ii) reduced market liquidity. Certain securities may be difficult to value under such conditions, and conditions may add significantly to the risk of volatility in the NAV of the Fund's shares and adversely affect the Fund and its investments. Market changes may impact equity and fixed income securities in different and, at times, conflicting manners. The Fund potentially will be prevented from executing investment decisions at an advantageous time or price as a
34

result of any domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations. Thus, investments that the Manager or Subadvisor believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities sought by the Manager or the Subadvisor and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
Political and diplomatic events within the United States and abroad, such as the U.S. budget (including related agency or departmental actions and uncertainty related to the debt ceiling), trade tensions and the imposition of economic sanctions, has in the past resulted, and may in the future result, in developments that present additional risks to the Fund's investments and operations. The U.S. government may renegotiate some of its global trade relationships with foreign governments and may impose or threaten to impose significant tariffs. The imposition of tariffs (or threats thereof), trade restrictions, currency restrictions, deficit levels and any reduction plans and other federal government initiatives as well as foreign policy tensions with foreign nations, including embargoes, sanctions and trade wars, or similar actions (or retaliatory measures taken in response to such actions) could lead to price volatility and overall declines in the U.S. and global investment markets. Geopolitical and other events, such as actual or threatened war or military conflicts, acts of terrorism, social or political unrest, natural disasters, extreme weather, other geological events, man-made disasters, the spread of infectious illnesses, epidemics and pandemics, environmental and other public health issues, supply chain disruptions, bank failures, inflation, deflation, recessions or other events, and governments' reactions (as well as responses to government reactions or interventions) to  such events, may lead to increased market volatility and instability in world economies and markets generally and may have adverse effects on the performance of the Fund and its investments. Furthermore, technological developments (including those related to artificial intelligence) or failures (such as widespread system outages, disruptions or faulty updates to software applications) and other similar events, each of which may be temporary or last for extended periods, may impact the value of the Fund’s investments. Adverse changes in one sector or industry or with respect to a particular company could negatively impact companies in other sectors or industries or increase market volatility as a result of the interconnected nature of economies and markets and thus negatively affect the Fund’s performance, even if the Fund does not directly invest in issuers that participate in the sectors or industries experiencing these changes. These types of adverse developments could result from under-regulated markets, novel and maturing markets (for example, the markets for artificial intelligence, cryptocurrencies and digital or blockchain assets and technologies), systemic risk, natural market forces, bad actors or other scenarios and could negatively affect the Fund’s performance or operations. It is difficult to accurately predict or foresee when events or conditions affecting the U.S. or global financial markets, economies, and issuers may occur, the effects of such events or conditions, potential escalations or expansions of these events, possible retaliations in response to sanctions or similar actions and the duration or ultimate impact of those events. There is an increased likelihood that these types of events or conditions can, sometimes rapidly and unpredictably, result in a variety of adverse developments and circumstances, such as reduced liquidity, supply chain disruptions and market volatility, as well as increased general uncertainty and broad ramifications for markets, economies, issuers, businesses in many sectors and societies globally. Stocks of large capitalization issuers that are included as components of indices replicated by passively-managed funds may be particularly susceptible to declines in value, including declines in value that are not believed to be representative of the issuer's fundamentals, due to market and investor reactions to such events. During a general downturn in the securities markets or economies, multiple asset classes may decline in value simultaneously even if the performance of those asset classes is not otherwise historically correlated. Additional and/or prolonged geopolitical or other events may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Any such market, economic and other disruptions could also prevent the Fund from executing its investment strategies and processes in a timely manner.
Equity Securities and Common Stock Risk
Market prices of common stocks and other equity securities may be affected by macroeconomic and other factors affecting the stock market in general, including changes in financial or political conditions that may affect particular industries or the economy in general and changes in investor sentiment. Prices of equity securities of individual issuers also can be affected by fundamentals unique to the issuer, including changes, or perceived changes, in the issuer's business, financial condition or prospects. Equity security prices have historically experienced periods of significant volatility, particularly during recessions or other periods of financial stress, and can be expected to experience significant volatility in the future. The equity securities the Fund holds may undergo sudden, unpredictable drops in price or long periods of price decline, which could result in a loss of the entire principal amount invested.
Preferred Securities Risk
Preferred securities, which are a form of hybrid security (i.e., a security with both debt and equity characteristics), may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred securities are generally payable at the discretion of the issuer's board of directors and after the company makes required payments to holders of its bonds and other debt securities. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company's financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies. Preferred securities may be less liquid than common stocks. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. Preferred shareholders may have certain rights if distributions are not paid but generally have no legal recourse against the issuer and may suffer a loss of value if distributions are not paid. Generally, preferred shareholders have no voting rights with respect to the issuer unless distributions to preferred shareholders have not been paid for a stated period, at which time the preferred shareholders may elect a number of directors to the issuer's board. Generally, once all the distributions have been paid to preferred shareholders, the preferred shareholders no longer have voting rights.

Foreign Securities Risk
An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer's "country of risk" (or similar designation) as determined by a third-party provider such as Bloomberg (or another similar third party). The issuer’s “country of risk”  is determined based on a number of criteria, which may change from time to time and currently include, but are not limited to, its country of domicile, the primary stock exchange on which it trades, the location from which a majority of its revenue comes, and its reporting currency. Generally, the Fund will rely on an issuer’s “country of risk” (or similar designation) as determined by Bloomberg (or another similar third party) when categorizing securities as either U.S. or foreign-based, although it is not required to do so. Any deviations would be considered on a case-by-case basis by New York Life Investments and could include, but would not be limited to, instances where a subadvisor disagrees with the designation of the primary stock exchange on which a dual listed issuer trades.
Foreign securities may be more difficult to sell than U.S. securities. Foreign securities may be domiciled in the United States and traded on a U.S. market, but possess elements of foreign risk. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. Additionally, to the extent that the underlying securities held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the U.S. markets are open, there are likely to be deviations between the current price of an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). There may also be difficulty in invoking legal protections across borders and, as a result, the Fund may have limited or no legal recourse with respect to foreign securities. In addition, investments in emerging market countries present unique and greater risks than those presented by investments in countries with developed securities markets and more advanced regulatory systems. Foreign investments involve some of the following risks as well:
•	political and economic instability;
•	the impact of currency exchange rate fluctuations;
•	reduced information about issuers;
•	higher transaction costs;
•	less stringent regulatory and accounting standards; and
•	delayed settlement.
Economic sanctions and other similar measures may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Fund may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. Sanctions or other similar measures could significantly delay or prevent the settlement of securities transactions or their valuation, and significantly impact the Fund’s liquidity and performance. Sanctions and other similar measures may be in place for a substantial period of time and enacted with limited advanced notice. The type and severity of sanctions and other measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict.
Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investment in a certain market); and the possible adoption of foreign governmental restrictions such as exchange controls.
Many of the foreign securities in which the Fund invests are denominated or quoted in a foreign currency. A decline in value of a currency will have an adverse impact on the U.S. dollar value of any investments denominated in that currency. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of a Portfolio's assets. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. However, the Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar.
Changes in the value of foreign (non-U.S.) currencies relative to the U.S. dollar and inflation may adversely affect the Fund's investments in foreign currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign currencies. These changes in value can make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. The Fund may lose money due to losses and/or expenses incurred in converting various currencies to purchase and sell securities valued in currencies other than the U.S. dollar, as well as from currency restrictions, exchange control regulation and/or governmental restrictions that limit or otherwise delay the Fund’s ability to convert currencies. The Subadvisor may seek to reduce currency risk by hedging all or part of the exposure to various foreign currencies of the Fund's assets by engaging in hedging transactions, including swaps, futures, forward currency contracts and other derivatives. However, these transactions and techniques may not always work as intended, and in certain cases the Fund may be worse off than if it had not engaged in such hedging practices. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.
The risks of investing in foreign securities are increased in connection with investments in emerging markets. See "Emerging Markets Risk."
Emerging Markets Risk
The risks of foreign investments (or exposure to foreign investments) are usually much greater when they are made in (or result in exposure to) emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience high rates of inflation and currency devaluations, which may adversely affect returns. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the
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actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain emerging markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing, recordkeeping, financial reporting, and corporate governance standards and requirements comparable to those to which companies in developed countries are subject. Local exchanges in emerging market countries may also be likely to experience market manipulation by foreign nationals who possess inside information.
Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments may be more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation or unfavorable diplomatic developments. Some emerging market countries have pervasive corruption and crime that may hinder investments. These countries may also be more susceptible to fraud, money laundering and economic sanctions risk, which may result in negative commercial consequences in relation to the value, liquidity and tradability of investments in or related to those countries and regions. Certain emerging markets may also face other significant internal or external risks, including the risk of war, macroeconomic, geopolitical, global health conditions, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets. Such government participation or other intervention may impair investment and economic growth or otherwise adversely affect the Fund’s investments in these countries or regions. National policies (including sanctions programs) that may limit the Fund’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.
Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other laws or restrictions applicable to investments differ from those found in more developed markets. Sometimes, they may lack, or be in the relatively early development of, legal systems, including structures governing private or foreign investment or allowing for judicial redress (such as limits on rights and remedies available to the Fund) for investment losses and injury to private property, and the ability of U.S. authorities (e.g., the Securities and Exchange Commission (“SEC”) and the U.S. Department of Justice) and investors (e.g., the Fund) to bring actions against bad actors may be limited. There may also be significant obstacles for investigations into or litigation against companies. As a result of these legal systems and limitations, the Fund faces the risk of being unable to enforce its rights with respect to its investments in emerging markets, which may cause losses to the Fund. In addition to withholding taxes on investment income, some emerging market countries may impose different capital gains taxes on foreign investors.
Practices in relation to settlement of securities transactions in emerging market countries involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between parties in the United States and parties in emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Standard securities settlement cycles applicable to foreign investments may be longer than in the U.S. Longer foreign settlement cycles may subject the Fund's trades in foreign investments to an increased risk of operational errors and may require the Fund or its counterparties to pre-fund certain transactions, which may increase the costs to the Fund.
Frontier market countries generally have smaller economies, even less developed capital markets, more political and economic instability and weaker legal, financial accounting and regulatory infrastructure than traditional emerging market countries (which themselves have increased investment risk relative to developed market countries), and, as a result, the Fund's exposure to the risks associated with investing in emerging market countries are magnified if the Fund invests in frontier market countries. Frontier markets generally have greater market volatility, lower trading volume, less investor participation and greater risk of market shutdown than more developed markets. Many frontier markets may be dependent on foreign aid, foreign trade or commodities. Settlement systems may be less developed and less organized in frontier markets.
Dividend-Paying Securities Risk
Dividend-paying securities may underperform the securities of other companies that do not typically produce income or other distributions. In addition, issuers of dividend-paying stock may have discretion at any time to reduce, defer, or stop paying dividends for a stated period of time. Depending upon market conditions, an income-producing stock that meets a Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. This may limit the ability of a Fund to produce current income while remaining fully diversified. The distributions received by a Fund may not qualify as income for Fund investors.
Convertible Securities Risk
The value of a convertible security, which is a form of hybrid security (i.e., a security with both debt and equity characteristics), typically increases or decreases with the price of the underlying common stock. In general, a convertible security is subject to the market risks of stocks, and its price may be as volatile as that of the underlying stock, when the underlying stock's price is high relative to the conversion price, and a convertible security is subject to the market risks of debt securities, and is particularly sensitive to changes in interest rates, when the underlying stock's price is low relative to the conversion price. The general market risks of debt securities that are common to convertible securities include, but are not limited to, interest rate risk and credit risk—that is, the value of convertible securities will move in the direction opposite to movements in interest rates; they are subject to the risk that the issuer will not be able to pay interest, principal or dividends when due; and their market value may change based on changes in the issuer's credit rating or the market's perception of the issuer's creditworthiness. Because their value can be influenced by many different factors, convertible securities generally have less potential for gain or loss than the underlying common stocks. Securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities that are convertible only at the option of the holder.

Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as an investment in lower-rated debt securities (commonly known as "junk bonds"). Lower-rated debt securities involve greater risks than investment grade debt securities. Lower-rated debt securities may fluctuate more widely in price and yield and may fall in price during times when the economy is weak or is expected to become weak. The credit rating of a company's convertible securities is generally lower than that of its non-convertible debt securities. Convertible securities are normally considered "junior" securities—that is, the company usually must pay interest on its non-convertible debt securities before it can make payments on its convertible securities. If the issuer stops paying interest or principal, convertible securities may become worthless and the Fund could lose its entire investment. To the extent the Fund invests in convertible securities issued by small- or mid-cap companies, it will be subject to the risks of investing in such companies.
Market Capitalization Risk
To the extent the Fund invests in securities issued by small-, mid-, or large-cap companies, it will be subject to the risks associated with securities issued by companies of the applicable market capitalization. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization underperform other types of investments, the Fund's performance could be adversely impacted. Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. In addition, securities of small-cap and mid-cap companies may trade in an over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Smaller capitalization companies frequently rely on narrower product lines, niche markets, limited financial resources, a few key employees and inexperienced management. Smaller capitalization companies have more speculative prospects for future growth, sustained earnings and market share than larger companies and may be more vulnerable to adverse business or market developments. Accordingly, it may be difficult for the Fund to sell small-cap securities at a desired time or price. Generally, the smaller the company, the greater these risks become. Although securities issued by larger companies tend to have less overall volatility than securities issued by smaller companies, securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.
Debt Securities Risk
Investors buy debt securities primarily to profit through interest payments. Governments, banks and companies raise cash by issuing or selling debt securities to investors. Debt securities may be bought directly from those issuers or in the secondary trading markets. There are many different types of debt securities, including (without limitation) bonds, notes and debentures.
Some debt securities pay interest at fixed rates of return (referred to as fixed-income securities), while others pay interest at variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount that is to be paid at maturity.
The risks involved with investing in debt securities include (without limitation):
•	Credit risk: Credit risk is the risk that an issuer, guarantor, or liquidity provider of a debt security may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. By purchasing a debt security, in certain circumstances, a buyer is effectively lending money to the issuer of that security. If the issuer does not pay back the loan, the holder of the security may experience a loss on its investment, including potentially the entire value of the investment. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of an investment. Moreover, during adverse economic conditions and in a rising interest rate environment, the risk that such issuer or guarantor may default on its obligations is heightened. Actual or perceived changes in economic, social, health, financial or political conditions in general or that affect a particular type of instrument, issuer, guarantor or counterparty can reduce the ability of the party to meet its obligations, which can affect the credit quality, liquidity and/or value of an instrument. The value of an instrument also may decline for reasons that relate directly to the issuer, guarantor or counterparty, such as management performance, financial leverage and reduced demand for goods and services. Although credit quality ratings may not accurately reflect the true credit risk or liquidity of an instrument, a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument's value, price volatility and liquidity and make it more difficult to sell the instrument at an advantageous price or time. The downgrade of the credit rating of a security or of the issuer of a security held by the Fund may decrease its value and liquidity. Credit ratings assigned by rating agencies are based on a number of factors and subjective judgments and, therefore, do not necessarily represent an issuer's actual financial condition or the volatility or liquidity of the security. Issuers of unrated securities, municipal issuers with significant debt services requirements in the near- to mid-term and issuers with less capital and liquidity to absorb additional expenses may have greater credit risk. Credit risk also includes credit spread risk, which is the risk that credit spreads (i.e., the difference in yields between securities that is due to differences in their actual or perceived credit quality) may increase when the market believes that investments generally have a greater risk of default. Increasing credit spreads may reduce the market values of a Fund's investments. Credit spreads often increase more for lower-rated and unrated securities than for investment grade securities.
•	Maturity risk: Maturity is the average expected repayment date of the Fund's portfolio, taking into account the expected final repayment dates of the securities in the portfolio. A debt security with a longer maturity may fluctuate in value more than a debt security with a shorter maturity. Therefore, the NAV of the Fund that holds debt securities with a longer average maturity may fluctuate in value more than the NAV of the Fund
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that holds debt securities with a shorter average maturity. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity. However, measures such as average duration may not accurately reflect the true interest rate sensitivity of the Fund's investments or its overall portfolio.
•	Market risk: Like other securities, debt securities are subject to the forces of supply and demand. Low demand may negatively impact the price of a debt security.
•	Interest rate risk: A variety of factors can cause interest rates to change, including central bank monetary policies, inflation rates and general economic conditions. The value of a previously issued debt security usually changes when interest rates change. Generally, when interest rates go up, the value of a previously issued debt security goes down and when interest rates go down, the value of a debt security goes up. During periods of very low or negative interest rates, the Fund's susceptibility to interest rate risk may be magnified, its yield may be diminished and its performance may be adversely affected. The Fund may also be subject to heightened interest rate risk in times of monetary policy change and/or uncertainty, such as when the Federal Reserve adjusts a quantitative easing program and/or changes rates. There is the risk that the income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities can adversely affect the Fund and its investments. For more information on risks associated with inflation, please see “Inflation/Deflation Risk.”
Changing interest rates (or the expectation of such changes) may have unpredictable effects on markets, including market volatility, and may adversely affect performance. A low or negative interest rate environment may pose additional risks because low or negative yields on portfolio holdings may have an adverse impact on the Fund's ability to provide a positive yield to its shareholders. Any such change in interest rates may be sudden and significant, with unpredictable effects on the financial markets and the Fund's investments. Should interest rates decrease, investments in certain variable-rate and fixed-rate debt securities may be adversely affected. Additionally, short-term and long-term interest rates do not necessarily move in the same amount or in the same direction. The impact of interest rate changes on a fixed-income or other debt instrument depends on several factors, notably the instrument’s duration. The value of a debt instrument with a longer duration will generally be more sensitive to interest rate changes than a similar instrument with a shorter duration.
•	Extension risk and Prepayment risk: An issuer could exercise its right to pay principal on an obligation held by the Fund later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation may decrease, and the Fund may also suffer from the inability to reinvest in higher yielding securities. An issuer may exercise its right to redeem outstanding debt securities prior to their maturity (known as a "call") or otherwise pay principal earlier than expected for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls or "prepays" a security in which the Fund has invested, the Fund may not recoup the full amount of its initial investment and may be required to reinvest in generally lower-yielding securities, securities with greater credit risks or securities with other, less favorable features or terms than the security in which the Fund initially invested.
Debt securities rated below investment grade by a nationally recognized statistical rating organization ("NRSRO") are considered to have speculative characteristics and some may be commonly referred to as "junk bonds." Junk bonds entail default and other risks greater than those associated with higher-rated securities.
Baby bonds are generally long-term, fixed-income debt securities issued in small-dollar denominations. Baby bonds typically mature 10 years after they are issued and some are issued for as long as 30 years. Baby bonds are subject to the risks involved with investing in debt securities and may be more expensive to trade than other bonds.
Leverage Risk
The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of Common shares. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund's portfolio will be magnified when the Fund uses leverage. As a result, leverage may cause greater changes in the Fund's NAV. The Fund will also have to pay interest on its leverage, which may reduce the Fund's return. This interest expense may be greater than the Fund's return on the underlying investment. The Fund's leveraging strategy may not be successful.
If the Fund borrows funds from banks or other financial institutions (i.e.,enters into a credit facility), the Fund may be required to prepay outstanding amounts or incur a penalty rate of interest upon the occurrence of certain events of default. The Fund would also likely have to indemnify the lenders under the credit facility against liabilities they may incur in connection therewith. In addition, the Fund expects that any credit facility would contain covenants that, among other things, likely would limit the Fund's ability to pay distributions in certain circumstances, incur additional debt, change certain of its investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses.
Although it does not currently contemplate doing so, the Fund may, in the future, issue preferred shares as a form of financial leverage. Any such preferred shares of the Fund would be senior to the Fund's Common shares, such that holders of preferred shares would have priority over the distribution of the Fund's assets, including dividends and liquidating distributions. If preferred shares are issued and outstanding, holders of the preferred shares would elect two trustees of the Fund, voting separately as a class.
The Fund anticipates that the money borrowed for investment purposes will pay interest based on shorter-term interest rates that would be periodically reset. So long as the Fund's portfolio provides a higher rate of return, net of expenses, than the interest rate on borrowed money as reset periodically, the leverage may cause the holders of Common shares to receive a higher current rate of return than if the Fund were not leveraged. If, however, long-term and/or short-term rates rise, the interest rate on borrowed money could exceed the rate of return on securities held by the Fund, reducing return to the holders of Common shares. Recent developments in the credit markets may adversely affect the ability of the Fund to borrow for investment purposes and may increase the costs of such borrowings, which would reduce returns to the holders of Common shares.
There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for common shareholders, including:
•	the likelihood of greater volatility of net asset value, market price and dividend rate of the Common shares than a comparable portfolio without leverage;
•	the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any other leverage that the Fund must pay will reduce the return to the holders of the Fund's Common shares;
•	the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common shares;
•	when the Fund uses leverage, the investment advisory fees payable to the Manager and the Subadvisor will be higher than if the Fund did not use leverage; and
•	leverage may increase operating costs, which may reduce total return.
Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Subadvisor does not believe that these covenants or guidelines will impede them from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.
The Fund may invest in the securities of other investment companies. Such securities may also be leveraged, and will therefore be subject to the leverage risks described above. This additional leverage may in certain market conditions reduce the net asset value of the Fund's Common shares and the returns to the holders of Common shares.
Liquidity Risk
The Fund may invest in illiquid or less liquid investments or investments in which no secondary market is readily available. In addition, from time to time, the trading market for a particular investment or type of investment in which the Fund invests is or may become less liquid or even illiquid. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time. An illiquid investment means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less at approximately the value ascribed to it by the Fund. Judgment plays a greater role in pricing these investments than it does in pricing investments having more active markets, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. The Fund may receive illiquid securities as a result of its investment in securities involved in restructurings. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly, particularly during periods of increased market volatility or adverse investor perception. Additionally, market closures due to holidays or other factors may render a security or group of securities
(e.g., securities tied to a particular country or geographic region) illiquid for a period of time. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities. Market prices for such securities or other investments may be volatile. Market participants attempting to sell the same or a similar investment at the same time as the Fund could decrease the liquidity of such investments, especially during times of market volatility. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund's ability to limit losses.
Valuation Risk
Valuation risk refers to the potential that the sales price the Fund could receive for any particular investment may differ from the Fund's valuation of the investment. Valuation of the Fund's investments may be difficult, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology that produces an estimate of the fair value of the security/instrument, which are based on good faith, subjective judgments, and available information. Such valuations may prove to be inaccurate. Where no clear or reliable indication of the value of a particular investment is available, the investment will be valued at its fair value according to valuation procedures approved by the Board. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid investments may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect the Fund's NAV. In addition, the value of illiquid investments that subsequently become liquid may increase, positively affecting the Fund's NAV. The Manager, as valuation designee, may rely on various sources of information to value investments and calculate its NAV. The Manager may obtain pricing information from third parties that are believed to be reliable. In certain cases, this information may be unavailable or this information may be inaccurate because of errors by the third parties, technological issues, an absence of current market data, or otherwise. These cases increase the risks associated with fair valuation.
Portfolio Management Risk
The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during periods in which it takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. The Subadvisor may be incorrect in its assessment of a particular security or market trend, which could result in losses. The Subadvisor's judgment about whether securities will increase or decrease in value may prove to be incorrect, and the value of these securities could change unexpectedly.
Investments selected based at least in part on the Subadvisor's valuation model may not perform as expected. Because the Subadvisor's valuation model may contain certain inappropriate or incorrect assumptions in construction and implementation, the Fund's performance may be adversely affected by reliance on the valuation model.
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Other Investment Companies Risk
The Fund may invest in securities of other investment companies, including other closed-end or open-end investment companies (including ETFs). With respect to closed-end funds and ETFs, the market value of their shares may differ from the NAV of the particular fund; the share may trade at a premium or discount to its NAV, which may be due to, among other things, differences in the supply and demand in the market for the share and the supply and demand in the market for the underlying assets of the fund. To the extent the Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company's portfolio securities. In addition, if the Fund invests in such investment companies or investment funds, the Fund's shareholders will bear not only their proportionate share of the expenses of the Fund, but also will indirectly bear similar expenses of the underlying investment company. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. The NAV and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Other investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than the Subadvisor.
Potential Conflicts of Interest Risk—Allocation of Investment Opportunities
The Manager, the Subadvisor and their affiliates are involved with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. The Manager, the Subadvisor and their affiliates may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. Subject to the requirements of the 1940 Act, the Manager, the Subadvisor and their affiliates intend to engage in such activities and may receive compensation from third parties for their services. The Manager, the Subadvisor and their affiliates have no obligation to share any investment opportunity, idea or strategy with the Fund. As a result, the Manager, the Subadvisor and their affiliates may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of the Fund's affiliates, or another account managed by the Fund's affiliates, and it is possible that the Fund could sustain losses during periods in which one or more of the Fund's affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The Manager, the Subadvisor and their affiliates have adopted policies and procedures designed to address potential conflicts of interests and to allocate investments among the funds managed by the Manager, the Subadvisor and their affiliates in a fair and equitable manner.
Inflation/Deflation Risk
Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common shares and distributions can decline. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change). A Fund's investments may not keep pace with inflation, which would adversely affect the real value of Fund shareholders' investment in the Fund. This risk is greater for fixed-income instruments with longer maturities. In addition, this risk may be significantly elevated compared to normal conditions because of monetary policy measures and the current interest rate environment and level of government intervention and spending. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's assets.
Market Discount from Net Asset Value Risk
Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that the Fund's NAV per common share could decrease as a result of its investment activities. Although the value of the Fund's net assets is generally considered by market participants in determining whether to purchase or sell Common shares, whether investors will realize gains or losses upon the sale of the Common shares will depend entirely upon whether the market price of the Common shares at the time of sale is above or below the investor's purchase price for the Common shares. Because the market price of the Common shares will be determined by factors such as NAV, dividend and distribution levels and their stability (which will in turn be affected by levels of dividend and interest payments by the Fund's portfolio holdings, the timing and success of the Fund's investment strategies, regulations affecting the timing and character of Fund distributions, Fund expenses and other factors), supply of and demand for the Common shares, trading volume of the Common shares, general market, interest rate and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether the Common shares will trade at, below or above NAV or at, below or above the initial public offering price. The Fund will pay (and holders of Common shares will bear) any costs and expenses relating to the issuance and ongoing maintenance of preferred shares.
Anti-Takeover Provisions
The Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving the holders of the Common shares of opportunities to sell their Common shares at a premium over the then-current market price of the Common shares. See "Certain Provisions in the Declaration of Trust and By-Laws".
Secondary Market for the Common shares
The issuance of Common shares through the Fund's dividend reinvestment plan may have an adverse effect on the secondary market for the Common shares. The increase in the number of outstanding Common shares resulting from issuances pursuant to the Fund's dividend reinvestment plan and the discount to the market price at which such Common shares may be issued may put downward pressure on the market price for the Common shares. When the Common shares are trading at a premium, the Fund may also issue Common shares that may be sold through private transactions or effected on the NYSE or through broker-dealers. The increase in the number of outstanding Common shares resulting from these offerings may put downward pressure on the market price for Common shares.

Regulatory Risk
Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund, affect the value of its investments, and limit the Fund's ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. In addition to exposing the Fund to potential new costs and expenses, additional regulation or changes to existing regulation may also require changes to the Fund's investment practices. Certain regulatory authorities may also prohibit or restrict the ability of the Fund to engage in certain derivative transactions or short-selling of certain securities. The Fund may incur additional costs to comply with new requirements as well as to monitor for compliance with any new requirements going forward
At any time after the date of this report, legislation may be enacted that could negatively affect the assets of the Fund. Legislation or regulation may change the way in which the Fund is managed. Neither the Manager nor the Subadvisor can predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the Fund's ability to achieve its investment objective. The Fund's activities may be limited or restricted because of laws and regulations applicable to the Manager, the Subadvisor or the Fund.
Operational and Cyber Security Risk
Operational risk arises from a number of factors, including but not limited to, human error, processing and communication errors, errors of service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures and may arise from external or internal sources. Additionally, the Fund and its service providers are susceptible to risks resulting from breaches in cyber security, including the theft, corruption, destruction or denial of access to data maintained online or digitally, denial of service on websites and other disruptions. Successful cyber security breaches, cyber incidents or sudden market, operational, technological (including widespread system outages or faulty updates to software applications) or other disruptions may adversely impact the Fund and its shareholders by, among other things, interfering with the processing of shareholder transactions, impacting its ability to calculate its NAV, causing the release of confidential shareholder or Fund information, impeding trading, causing reputational damage and subjecting the Fund to fines, penalties or financial losses or otherwise adversely affecting the operations, systems and activities of the Fund, its service providers and market intermediaries. Geopolitical tensions may, from time to time, increase the scale and sophistication of deliberate cyberattacks. The Fund seeks to reduce these operational and cyber security risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address. Furthermore, geopolitical tensions could increase the scale and sophistication of deliberate cybersecurity attacks, particularly those from nationstates or from entities with nationstate backing. Additionally, technological developments such as the use of cloud-based service providers and/or services and the integration of artificial intelligence in systems and operations create new risks, which can be difficult to assess. For example, the Fund’s service providers and market participants on which the Fund relies may use artificial intelligence (such as machine learning or generative artificial intelligence) and similar technologies in the provision of services to the Fund and its operations generally. Such use may subject these service providers and market participants and, in turn, their services and operations to increased risks associated with such technologies, including risk of errors, cyber security, data protection and information technology risk, operational risk, and legal, regulatory and compliance risk. In addition, any controls in place designed to mitigate such risks may be ineffective and the use of these technologies may change over time, which may present new risks and vulnerabilities. As a result, the Fund may experience adverse consequences, such as operational errors, from such use of artificial intelligence and similar technologies.
Terrorism and Market Disruption Risk
Terrorist attacks and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Global political and economic instability could affect the operations of companies in which the Fund invests in unpredictable ways, including through disruptions of natural resources supplies and markets and the resulting volatility in commodity prices. The operations of companies in the natural resources and energy sectors are subject to many hazards inherent in the exploration for, and development, production, gathering, transportation, processing, storage, refining, distribution, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons, including damage to production equipment, pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction or other equipment; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons; and fires and explosions. The U.S. government has issued warnings that natural resources assets, specifically pipeline infrastructure and production, transmission and distribution facilities, may be future targets of terrorist activities. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of impacted companies. In addition, changes in the insurance markets have made certain types of insurance more difficult, if not impossible, to obtain and have generally resulted in increased premium costs. Companies may not be fully insured against all risks inherent in their business operations and therefore accidents and catastrophic events could adversely affect such companies' operations, financial conditions and ability to pay distributions to shareholders.
Non-Diversification Risk
The Fund is a non-diversified, closed-end management investment company registered under the 1940 Act. A non-diversified fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. A non-diversified fund may select its investments from a relatively small pool of issuers together with securities issued by any newly public issuers consistent with its stated investment objective and policies. An investment in a non-diversified fund may present greater risk to an investor than an investment in a diversified portfolio because
42

changes in the financial condition or market assessment of a single issuer or small number of issuers may cause greater fluctuations in the value of the fund's shares.
Greater China Risk
Investing in securities of issuers located in or economically tied to mainland China, Hong Kong or Taiwan involves certain risks and considerations, including, more frequent trading suspensions (by the government or the issuer itself), government interventions, nationalization of assets, currency exchange rate fluctuations or blockages, limits on the use of brokers and on foreign ownership, different financial reporting standards, higher dependence on exports and international trade, potential for increased trade tariffs, embargoes and other trade limitations and custody risks. Recent developments in relations between the United States and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. It is unclear whether further tariffs and sanctions may be imposed or other escalating actions may be taken in the future, which could negatively impact the Fund.
Mainland China controls matters that relate to defense and foreign affairs but does not tax Hong Kong, does not limit the exchange of the Hong Kong dollar for foreign currencies and does not place restrictions on free trade in Hong Kong. There is no guarantee that mainland China will continue to honor the agreement and mainland China may change its policies regarding Hong Kong in the future. Any such change may adversely affect market conditions and the performance of mainland Chinese and Hong Kong issuers and the value of securities in the Fund's portfolio.
Additionally, the prospect of political reunification of mainland China and Taiwan has engendered hostility between the two regions’ governments. This situation poses a significant threat to Taiwan’s economy, as heightened conflict could potentially lead to distortions in Taiwan’s capital accounts and have an adverse impact on the value of investments throughout Greater China.
INVESTMENT PRACTICES
Derivatives.  Although it has no current intention to do so, the Fund may also invest in derivative transactions. Derivatives transactions may be used to attempt to protect against possible changes in the market value of the Fund’s portfolio resulting from fluctuations in the market for municipal bonds and changes in interest rates, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes and to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any or all of the aforementioned derivatives transactions may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any derivative is a function of market conditions. The ability of the Fund to use derivatives transactions successfully will depend on the Subadvisor’s ability to anticipate pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. There is no assurance that these derivative strategies will be available at any time or that the Subadvisor will determine to use them for hedging or risk management purposes or, if used, that the strategies will be successful. Income or gains from derivatives may result in taxable distributions by the Fund.
The principal risks relating to the use of derivatives transactions are: (a) less than perfect correlation between the prices of the instrument and the market value of the securities in the Fund’s portfolio; (b) possible lack of a liquid secondary market for closing out a position in such instruments; (c) losses resulting from interest rate or other market movements not anticipated by the Subadvisor; and (d) the obligation to meet additional variation margin or other payment requirements, all of which could result in the Fund being in a worse position than if such techniques had not been used. Certain provisions of the Internal Revenue Code may also restrict or affect the ability of the Fund to engage in derivative transactions.
Portfolio Turnover.  The Fund’s portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities. For purposes of this calculation, portfolio securities will exclude purchases and sales of debt securities having maturity at the date of purchase of one year or less.
The turnover rate for the Fund will vary from year-to-year and depending on market conditions, turnover could be greater in periods of unusual market movement and volatility. A higher turnover rate generally would result in greater brokerage commissions, particularly in the case of an equity-oriented Fund, or other transactional expenses which must be borne, directly or indirectly, by the Fund and, ultimately, by the Fund’s shareholders. High portfolio turnover may result in increased brokerage commissions and in the realization of a substantial increase in net short-term capital gains by the Fund which, when distributed to non-tax-exempt shareholders, will be treated as dividends (ordinary income).
USE OF LEVERAGE
The Fund employs leverage to seek to achieve its investment objective primarily through the use of funds borrowed from banks or other financial institutions (i.e., credit facility). In addition, although it has no current intention to do so, the Fund may also employ leverage by issuing preferred shares. The use by the Fund of the proceeds received from issuing preferred shares and borrowing from banks or other financial institutions is referred to as "Effective Leverage." In percentage terms, Effective Leverage is the ratio of the dollar amount of the proceeds received from issuing preferred shares and borrowing from banks or other financial institutions divided by the Fund's total investment exposure. Based on current market conditions, it is anticipated that the Fund's overall Effective Leverage will be approximately 30% of the Managed Assets. The Fund may choose to increase or decrease, or eliminate entirely, its use of leverage over time and from time to time (i.e., higher or lower than the anticipated 30%). However, in no event will the Fund's overall Effective Leverage exceed 50% of the Managed Assets. In addition, the Fund may borrow for temporary, emergency or other purposes as permitted by the 1940 Act. Subject to market conditions, the Fund anticipates using leverage primarily through the use of proceeds received from funds borrowed from banks or other financial institutions (i.e., credit facility).
The use of leverage is subject to numerous risks and will cause the Fund's NAV to be more volatile than if leverage was not used. For example, a decline in the value of the Fund's assets will cause the Fund's NAV to decline more than if the Fund had not used leverage. A reduction in the Fund's NAV may cause a reduction in the market price of its Common shares.
There can be no assurance that the Fund’s leverage strategy will be successful or that the Fund will be able to use leverage at all. Recent developments in the credit markets may adversely affect the ability of the Fund to borrow for investment purposes and may increase the costs of such borrowings, which would reduce returns to the holders of the Common shares. There can be no assurance that once the Fund has obtained proceeds through leverage transactions, the Fund will be able, at the maturity of the leverage transaction, to “roll over”, replace, or otherwise extend such leverage. If the Fund is unable to extend such leverage, the Fund will be compelled to liquidate portfolio holdings to retire its leverage, and may do so on terms unattractive to the Fund or at a time or subject to market conditions, which are not beneficial to the Fund’s overall performance. Such reduction in leverage may also impact negatively the Fund’s performance in the future.
Use of leverage creates an opportunity for increased income and return for holders of the Common shares but, at the same time, creates risks, including the likelihood of greater volatility in the NAV and market price of, and distributions on, the Common shares. The management fees paid by the Fund will be calculated on the basis of the Managed Assets, which includes proceeds from (and assets subject to) the Fund's Effective Leverage minus the sum of the Fund's accrued liabilities (other than Fund liabilities incurred for the purpose of Effective Leverage). Therefore, the management and subadvisory fees payable to the Manager and Subadvisor, respectively, will be higher when leverage is utilized. This will create a conflict of interest between the Manager and Subadvisor, on the one hand, and the holders of the Common shares, on the other hand. Accordingly, the Board intends to periodically consider, as deemed relevant by each Trustee, the Fund's use of leverage, including its impact on the Fund's performance and on the fees paid to the Manager and Subadvisor.
The Fund currently uses leverage primarily through the use of funds borrowed from banks or other financial institutions (i.e., credit facility). The Fund reserves the flexibility to issue preferred shares or debt, borrow money, issue commercial paper or enter into similar transactions to add leverage to its portfolio. Any use of leverage by the Fund will be consistent with the provisions of the 1940 Act. The leverage would have complete priority upon distribution of assets over Common shares. The Fund typically invests the proceeds derived from any leverage offering in securities consistent with the Fund's investment objective and policies. If preferred shares are issued, they may pay adjustable rate dividends based on shorter-term interest rates. The adjustment period for preferred shares dividends could be as short as one day or as long as a year or more. So long as the Fund's portfolio is invested in securities that provide a higher rate of return than the dividend rate or interest rate of the leverage, after taking expenses into consideration, the leverage will cause the holders of the Common shares to receive a higher current rate of return than if the Fund were not leveraged. On the other hand, to the extent that the then current cost of any leverage, together with other related expenses, approaches the net return on the Fund's investment portfolio, the benefit of leverage to holders of the Common shares will be reduced, and if the then-current cost of any leverage were to exceed the net return on the Fund's portfolio, the Fund's leveraged capital structure would result in a lower rate of return to holders of the Common shares than if the Fund were not so leveraged. The Fund will pay (and holders of Common shares will bear) any costs and expenses relating to the issuance and ongoing maintenance of preferred shares.
The Declaration of Trust authorizes the Fund, without prior approval of the holders of the Common shares, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including borrowing from banks or other financial institutions (i.e., credit facility) or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33 1/3% of Managed Assets). With respect to such borrowing, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund.
The rights of lenders to the Fund to receive interest on and repayment of principal of any such borrowings will be senior to those of the holders of Common shares, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to holders of the Common shares in certain circumstances. Further, the 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund's status as a regulated investment company under the Internal Revenue Code, the Fund intends to repay the borrowings. Any borrowing will likely be ranked senior or equal to all other existing and future borrowings of the Fund.
Certain types of borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Generally, covenants to which the Fund may be subject include affirmative covenants, negative covenants, financial covenants, and investment covenants. An example of an affirmative covenant would be one that requires the Fund to send its annual audited financial report to the lender. An example of a negative covenant would be one that prohibits the Fund from making any amendments to its fundamental policies. An example of a financial covenant is one that would require the Fund to maintain a 3:1 asset coverage ratio. An example of an investment covenant is one that would require the Fund to limit its investment in a particular asset class. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for any short-term corporate debt securities or preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Subadvisor from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.
Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Managed Assets is at least 200% of the liquidation value of the outstanding preferred shares (i.e., the liquidation value may not exceed 50% of the Managed Assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common shares unless, at the time of such declaration, the value of the Managed Assets is at least 200% of such liquidation value after deducting the amount of such dividend or distribution. If preferred shares are issued, the Fund intends, to the extent possible, to purchase or redeem preferred shares from time to time to the extent necessary in order to maintain coverage of any preferred shares of at least 200%. In addition, as a condition to obtaining ratings on the preferred shares, the terms of any preferred shares issued are expected to include more stringent asset coverage maintenance provisions, which will require the redemption of the preferred shares in the event of non-compliance by the Fund and may also prohibit dividends and other distributions on the Common shares in such circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Fund to
44

incur related transaction costs and could result in capital losses to the Fund. Prohibitions on dividends and other distributions on the Common shares could impair the Fund's ability to qualify as a regulated investment company under the Internal Revenue Code. If the Fund has preferred shares outstanding, two of the Fund's Trustees will be elected by the holders of preferred shares as a class.
The remaining Trustees of the Fund will be elected by holders of Common shares and preferred shares, if any, voting together as a single class. In the event the Fund failed to pay dividends on preferred shares for two years, holders of preferred shares would be entitled to elect a majority of the Trustees of the Fund.
The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities
EFFECTS OF LEVERAGE
The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Common shares total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. Specifically, the table is intended to illustrate the amplified effect leverage may have on Common shares total returns based on the performance of the Fund’s underlying assets, i.e., gains or losses will be greater than they otherwise would be without the use of leverage. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund.
The table below reflects the Fund’s (i) continued use of leverage representing 30% of Managed Assets (including assets attributable to such leverage), (ii) the estimated annual effective interest expense rate of 4.49% payable by the Fund on its leverage, and (iii) the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs of leverage based on such estimated annual effective interest expense rate. The Common shares must experience an annual return of 1.92% in order to cover the rate of annual dividend and interest payments on preferred shares and/or notes or other forms of indebtedness, if any.
MEGI
Common Share Total Return for (10.00)% Assumed Portfolio Total Return	-16.21%
Common Share Total Return for (5.00)% Assumed Portfolio Total Return	-9.07%
Common Share Total Return for 0.00% Assumed Portfolio Total Return	1.92%
Common Share Total Return for 5.00% Assumed Portfolio Total Return	5.22%
Common Share Total Return for 10.00% Assumed Portfolio Total Return	12.36%
Assumed Portfolio Total Return is composed of two elements: the Common shares dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying interest on its leverage) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the dividends and interest it receives on its investments is entirely offset by losses in the value of those investments.
If the Fund uses leverage, the amount of fees paid to the Manager for management services will be higher than if the Fund does not use leverage because the fees paid are calculated on the Managed Assets, which include assets purchased with leverage. Therefore, the Manager and the Subadvisor have a financial incentive to use leverage, which creates a conflict of interest between the Manager and the Subadvisor and the holders of Common shares, as only the holders of Common shares would bear the fees and expenses incurred through the Fund's use of leverage.
FUNDAMENTAL INVESTMENT LIMITATIONS
The Fund’s investment objectives and certain investment policies of the Fund are described in the Fund's prospectus. The following are the fundamental investment limitations set forth in their entirety. The Fund may not:
(1)             issue senior securities, except as permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time;
(2)             borrow money, except as permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time;
(3)             make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time;
(4)             invest more than 25% of the value of its total assets at the time of purchase in a particular industry, or group of industries, except as permitted under the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to the Fund’s investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions; or (iii) repurchase agreements (collateralized by the instruments described in clause (ii)); provided, however, that the Fund will, in normal circumstances, invest more than 25% of the value of its total assets at the time of purchase in the securities of issuers conducting their business activities in the infrastructure group of industries.
(5)             underwrite securities, except to the extent that the Fund may act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended (the “Securities Act”) and as otherwise permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time;
(6)             purchase or sell real estate or any interests therein except as permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time; and

(7)             purchase or sell physical commodities or contracts relating to physical commodities, unless acquired as a result of owning securities or other instruments, except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.
All other investment policies are considered non-fundamental and may be changed by the Fund’s Board of Trustees (the “Board of Trustees” or the “Board”) without prior approval of a majority of the Fund’s outstanding voting securities.
46

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the New York Life Investment Management Group of Funds (which consists of New York Life Investments Funds and New York Life Investments Funds Trust), NYLIM VP Funds Trust, NYLI MacKay Defined Term Muni Opportunities Fund, NYLI CBRE Global Infrastructure Megatrends Term Fund, NYLI MacKay Muni Income Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Fund who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Notwithstanding the preceding, it is possible that a Trustee may resign or retire prior to the expiration of his or her term. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee
Naïm Abou-Jaoudé* 1966	NYLI CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2023	Chief Executive Officer of New York Life Investment Management LLC (since 2023). Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) (2007 to 2023).	86	NYLIM VP Funds Trust: Trustee since 2023 (33 portfolios);
New York Life Investments Funds: Trustee since 2023 (11 funds);
New York Life Investments Funds Trust: Trustee since 2023 (39 funds);
NYLI MacKay DefinedTerm Muni Opportunities Fund: Trustee since 2023;
NYLI MacKay Muni Income Opportunities Fund: Trustee since 2024; and
New York Life Investment Management International: Chair since 2015
*	This Trustee is considered to be an “interested person” of the New York Life Investment Management Group of Funds, NYLIM VP Funds Trust, NYLI CBRE Global Infrastructure Megatrends Term Fund and NYLI MacKay DefinedTerm Muni Opportunities Fund, within the meaning of the 1940 Act because of his affiliation with New York Life Investment Management LLC and Candriam, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Board of Trustees and Officers (Unaudited) (continued)
	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
David H. Chow 1957	NYLI CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021 and Audit Committee Financial Expert	Founder and CEO, DanCourt Management, LLC (since 1999)	86	NYLIM VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)
(33 portfolios);
New York Life Investments Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (11 funds);
New York Life Investments Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)
(39 funds);
NYLI MacKay DefinedTerm Muni Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
NYLI MacKay Muni Income Opportunities Fund: Trustee since 2024;
VanEck Vectors Group of Exchange- Traded Funds: Trustee since 2006 and Independent Chairman of the Board of Trustees from 2008 to 2022 (57 portfolios);
Berea College of Kentucky: Trustee from 2009 to 2024, Chair of Investment Committee (2018 to 2024)
Karen Hammond 1956	NYLI CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021 and Audit Committee Financial Expert, Advisory Board Member (June 2021 to December 2021)	Retired; Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	86	NYLIM VP Funds Trust: Trustee since 2021, Advisory Board Member (June 2021 to December 2021) (33 portfolios);
New York Life Investments Funds: Trustee since 2021, Advisory Board Member (June 2021 to December 2021) (11 funds);
New York Life Investments Funds Trust: Trustee since 2021, Advisory Board Member (June 2021 to December 2021) (39 funds);
NYLI MacKay DefinedTerm Muni Opportunities Fund: Trustee since 2021, Advisory Board Member (June 2021 to December 2021);
NYLI MacKay Muni Income Opportunities Fund: Trustee since 2024;
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
48	NYLI CBRE Global Infrastructure Megatrends Term Fund

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Adeel Jivraj 1970	NYLI CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2026, Advisory Board Member (January 2026 to May 2026)	Retired, Partner, Ernst & Young LLP (2005 to 2025)	86	New York Life Investments Funds Trust: Trustee since January 2026 (39 funds);
New York Life Investments Funds: Trustee since January 2026 (11 funds);
NYLIM VP Funds Trust: Trustee since January 2026 (33 portfolios);
NYLI MacKay DefinedTerm Muni Opportunities Fund: Trustee since June 2026, Advisory Board Member (January 2026 to May 2026); and
NYLI MacKay Muni Income Opportunities Fund: Trustee since January 2026
Susan B. Kerley 1951	NYLI CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021 and Audit Committee Financial Expert	President, Strategic Management Advisors LLC since 1990	86	NYLIM VP Funds Trust: Chair from 2017 to 2024 and Trustee since 2007 (33 portfolios)**;
New York Life Investments Funds: Chair from 2017 to 2024 and Trustee since 2007 (11 funds); New York Life Investments Funds Trust: Chair from 2017 to 2024 and Trustee since 1990 (39 funds)***;
NYLI MacKay DefinedTerm Muni Opportunities Fund: Chair from 2017 to 2024 and Trustee since 2011;
NYLI MacKay Muni Income Opportunities Fund: Chair from 2017 to 2024 and Trustee since 2024; and
Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	NYLI CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021 and Audit Committee Financial Expert	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the New York Life Investment Management Audit and Compliance Committee (2004 to 2006)	86	NYLIM VP Funds Trust: Trustee since 2007 (33 portfolios)**;
New York Life Investments Funds: Trustee since 2006 (11 funds);
New York Life Investments Funds Trust: Trustee since 2007 (39 funds)***;
NYLI MacKay DefinedTerm Muni Opportunities Fund: Trustee since 2011; and
NYLI MacKay Muni Income Opportunities Fund: Trustee since 2024

Board of Trustees and Officers (Unaudited) (continued)
	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Stephanie Lynch 1967	NYLI CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2026, Advisory Board Member (January 2026 to May 2026)	Co-Founder and the Managing Partner of Global Endowment Management (GEM) (since 2007)	86	New York Life Investments Funds Trust: Trustee since January 2026 (39 funds);
New York Life Investments Funds: Trustee since January 2026 (11 funds);
NYLIM VP Funds Trust: Trustee since January 2026 (33 portfolios);
NYLI MacKay DefinedTerm Muni Opportunities Fund: Trustee since June 2026, Advisory Board Member (January 2026 to May 2026); and
NYLI MacKay Muni Income Opportunities Fund: Trustee since January 2026
Jacques P. Perold 1958	NYLI CBRE Global Infrastructure Megatrends Term Fund: Chair since 2025 and Trustee since 2021	Founder and Chief Executive Officer, CapShift Advisors LLC (2018 to 2022); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	86	NYLIM VP Funds Trust: Chair since 2025 and Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);
New York Life Investments Funds: Chair since 2025 and Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (11 funds);
New York Life Investments Funds Trust: Chair since 2025 and Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (39 funds);
NYLI MacKay DefinedTerm Muni Opportunities Fund: Chair since 2025 and Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
NYLI MacKay Muni Income Opportunities Fund: Chair since 2025 and Trustee since 2024;
Allstate Corporation: Director since 2015; MSCI Inc.: Director since 2017; and
CapShift Advisors LLC: Chair since 2022
Richard S. Trutanic 1952	NYLI CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004)	86	NYLIM VP Funds Trust: Trustee since 2007 (33 portfolios)**;
New York Life Investments Funds: Trustee since 1994 (11 funds);
New York Life Investments Funds Trust: Trustee since 2007 (39 funds)***;
NYLI MacKay DefinedTerm Muni Opportunities Fund: Trustee since 2011; and
NYLI MacKay Muni Income Opportunities Fund: Trustee since 2024
**	Includes prior service as a Director of New York Life Investments VP Series Fund, Inc., the predecessor to NYLIM VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to New York Life Investments Funds Trust.
50	NYLI CBRE Global Infrastructure Megatrends Term Fund

	Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*
	Kirk C. Lehneis 1974	President, NYLI CBRE Global Infrastructure Megatrends Term Fund (since 2021)	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of New York Life Investments Trust, New York Life Investments ETF Trust and New York Life Investments Active ETF Trust (since 2018); President, NYLI MacKay Muni Income Opportunities Fund (since 2024), NYLI MacKay DefinedTerm Muni Opportunities Fund, New York Life Investments Funds, New York Life Investments Funds Trust and NYLIM VP Funds Trust (since January 2017)**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, NYLI CBRE Global Infrastructure Megatrends Term Fund (since 2021)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, New York Life Investments Funds since 2007, New York Life Investments Funds Trust since 2009, NYLIM VP Funds Trust (since 2007)**, NYLI MacKay Muni Income Opportunities Fund (since 2024) and NYLI MacKay DefinedTerm Muni Opportunities Fund (since 2011); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012) and Vice President, New York Life Investments ETF Trust and New York Life Investments Active ETF Trust (since 2023)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, NYLI CBRE Global Infrastructure Megatrends Term Fund (since 2021)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, New York Life Investments Funds, New York Life Investments Funds Trust, NYLIM VP Funds Trust (since 2010)**, NYLI MacKay Muni Income Opportunities Fund (since 2024) and NYLI MacKay DefinedTerm Muni Opportunities Fund (since 2011)
	Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, NYLI CBRE Global Infrastructure Megatrends Term Fund (since June 2022)	Vice President and Chief Compliance Officer, New York Life Investments Funds and New York Life Investments Funds Trust (since June 2022); Vice President and Chief Compliance Officer, New York Life Investments Trust, New York Life Investments ETF Trust and New York Life Investments Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, New York Life Investments Funds Trust, New York Life Investments, NYLIM VP Funds Trust, NYLI MacKay Muni Income Opportunities Fund (since 2024) and NYLI MacKay DefinedTerm Muni Opportunities Fund (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012-2022)
	Scott T. Harrington 1959	Vice President— Administration, NYLI CBRE Global Infrastructure Megatrends Term Fund (since 2021)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, New York Life Investments Funds (since 2005), New York Life Investments Funds Trust (since 2005), NYLIM VP Funds Trust (since 2005)**, NYLI MacKay Muni Income Opportunities Fund (since 2024) and NYLI MacKay DefinedTerm Muni Opportunities Fund (since 2011)
*	The officers listed above are considered to be “interested persons” of the New York Life Investment Management Group of Funds, NYLIM VP Funds Trust, NYLI CBRE Global Infrastructure Megatrends Term Fund and NYLI MacKay DefinedTerm Muni Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the New York Life Investment Management Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of New York Life Investments VP Series Fund, Inc., the predecessor to NYLIM VP Funds Trust.

Manager
New York Life Investment Management LLC
New York, New York
Subadvisor
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Legal Counsel
Dechert LLP
Independent Registered Public Accounting Firm
KPMG LLP
Transfer, Dividend Disbursing and Shareholder Servicing Agent
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078
(855) 456-9683
nylim.com/megi
“New York Life Investment Management” is the brand name and service mark used to represent a group of affiliated investment advisors of New York Life Insurance Company, including New York Life Investment Management LLC, a registered investment advisor.
5027390REG089-26	MSMEGI11-07/26
(NYLIM) NL534

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). During the period covered by this report, no amendments were made to the provisions of the Code. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report. A copy of the Code is filed herewith.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that the Registrant has three “audit committee financial experts” (as defined by Item 3 of Form N-CSR) serving on its Audit Committee. The Audit Committee financial experts are Alan R. Latshaw, Karen Hammond and Susan B. Kerley. Mr. Latshaw, Ms. Hammond, and Ms. Kerley are “independent” as defined by Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”).

Item 4.	Principal Accountant Fees and Services.

(a)  Audit Fees

The aggregate fees billed for the fiscal year ended May 31, 2026 for professional services rendered by KPMG LLP (“KPMG”) for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $69,600.

The aggregate fees billed for the fiscal year ended May 31, 2025 for professional services rendered by KPMG for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $66,900.

(b)  Audit-Related Fees

The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were: (i) $0 for the fiscal year ended May 31, 2026, and (ii) $0 for the fiscal year ended May 31, 2025.

(c)  Tax Fees

The aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were: (i) $0 during the fiscal year ended May 31, 2026, and (ii) $0 during the fiscal year ended May 31, 2025. These services primarily included preparation of federal, state, and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d)  All Other Fees

The aggregate fees billed for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were: (i) $0 during the fiscal year ended May 31, 2026, and (ii) $0 during the fiscal year ended May 31, 2025.

(e)  Pre-Approval Policies and Procedures

(1)

The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) There were no hours expended on KPMG engagement to audit the Registrant’s financial statements for the most recent fiscal year was attributable to work performed by persons other than KPMG full-time, permanent employees.

(g) All non-audit fees billed by KPMG for services rendered to the Registrant for the fiscal years ended May 31, 2026 and May 31, 2025 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by KPMG for services rendered to the Registrant’s investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately (i) $325,907 for the fiscal year ended May 31, 2026, and (ii) $96,450 for the fiscal year ended May 31, 2025.

(h) The Registrant’s Audit Committee has determined that the non-audit services rendered by KPMG for the fiscal year ended May 31, 2026 to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the Registrant were compatible with maintaining the respective independence of KPMG during the relevant time period.

(i) Not applicable

(j) Not applicable

Item 5.	Audit Committee of Listed Registrants.

(a)  The Board has a separately-designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act (“Exchange Act”) (15 U.S.C. 78c(a)(58)(A)). The members of the Audit Committee are Alan R. Latshaw, Karen Hammond and Susan B. Kerley.

(b)  Not applicable.

Item 6.	Investments.

(a)	The Schedule of Investments is included as part of Item 1 of this report.

(b)	Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies

Not applicable

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

See Item 1 of this report

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

It is the policy of the Fund that proxies received by the Fund are voted in the best interests of the Fund’s shareholders. The Board has adopted Proxy Voting Policies and Procedures for the Fund that delegate all responsibility for voting proxies received relating to the Fund’s portfolio securities to New York Life Investment Management, subject to the oversight of the Board. The Manager has adopted its own Proxy Voting Policies and Procedures in order to assure that proxies voted on behalf of the Fund are voted in the best interests of the Fund and their shareholders. Where a Fund has retained the services of a Subadvisor to provide day-to-day portfolio management for the Fund, the Manager may delegate proxy voting authority to the Subadvisor; provided that, as specified in the Manager’s Proxy Voting Policies and Procedures, the Subadvisor either (1) follows the Manager’s Proxy Voting Policy and the Fund’s Procedures; or (2) has demonstrated that its proxy voting policies and procedures are consistent with the Manager’s Proxy Voting Policies and Procedures or are otherwise implemented in the best interests of the Manager’s clients and appear to comply with governing regulations. The Fund may revoke all or part of this delegation (to the Manager and/or Subadvisors as applicable) at any time by a vote of the Board.

Conflicts of Interest. When a proxy presents a conflict of interest, such as when the Manager and/or Subadvisor has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and the Manager and/or Subadvisor or an affiliated entity of the Manager and/or Subadvisor, both the Fund’s and the Manager and/or Subadvisor’s proxy voting policies and procedures mandate that the Manager and/or Subadvisor follow an alternative voting procedure rather than voting proxies in its sole discretion. In these cases, the Manager and/or Subadvisor may: (1) cause the proxies to be voted in accordance with the recommendations of an independent service provider; (2) notify the Board or a designated committee of the Manager and/or Subadvisor, or a representative of either of the conflict of interest and seek a waiver of the conflict to permit the Manager and/or Subadvisor to vote the proxies as it deems appropriate and in the best interest of Fund shareholders, under its usual policy; or (3) forward the proxies to the Board, or a designated committee of the Manager and/or Subadvisor, so that the Board or the committee may vote the proxies itself. In the case of proxies received in connection with a fund of funds structure, whereby the Manager and/or Subadvisor, on behalf of the Fund, receives proxies in its capacity as a shareholder in an affiliated underlying fund, the Manager and/or Subadvisor may vote in accordance with its predetermined or custom voting guidelines, if applicable. If there is no relevant predetermined guideline, the Manager and/or Subadvisor will vote in accordance with the recommendation of its independent service provider, Institutional Shareholder Services Inc. (“ISS”). If ISS does not provide a recommendation, the Manager and/or Subadvisor then may address the conflict by “echoing” or “mirroring” the vote of the other shareholders in the affiliated underlying fund.

In the case of proxies received in connection with a fund of funds structure, whereby the Manager and/or Subadvisor, on behalf of a Fund, receives proxies in its capacity as a shareholder in an unaffiliated underlying fund, where the Fund relies on Section 12(d)(1)(F) of the 1940 Act, the Fund will either seek instructions from its shareholders as to how to vote shares of the unaffiliated underlying fund, or vote the shares in the same proportion as the vote of all other shareholders of the acquired fund or “echoing” or “mirroring” the vote of the other shareholders in the affiliated underlying fund.

As part of its delegation of proxy voting responsibility to the Manager and/or Subadvisor, the Fund also delegated to the Manager and/or Subadvisor responsibility for resolving conflicts of interest based on the use of acceptable alternative voting procedures, as described above. If the Manager and/or Subadvisor chooses to override a voting recommendation made by ISS, the Manager and/or Subadvisor’s compliance department will review the override prior to voting to determine the existence of any potential conflicts of interest. If the compliance department determines a material conflict may exist, the issue is referred to the Manager and/or Subadvisor’s Proxy Voting Committee who will consider the facts and circumstances and determine whether to allow the override or take other action, such as the alternative voting procedures just mentioned.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)   The Registrant’s portfolio is managed on a team basis. As of May 31, 2026, the following persons are primarily responsible for the day-to-day management of the registrant’s portfolio.

Jeremy Anagnos, CFA. Mr. Anagnos has managed the NYLI CBRE Global Infrastructure Megatrends Term Fund since 2021. Prior to joining CBRE in 2011, he served as Co-Chief Investment Officer of CB Richard Ellis Investors’ Securities Team responsible for portfolio management of global real estate securities separate accounts and funds. Mr. Anagnos was a founder of the securities group at CBRE and assisted in raising over $3 billion in assets as well as overseeing the global 28 member investment and operations team. During his career, he has worked in various management and research positions in the real estate industry with LaSalle Investment Management in Baltimore/Amsterdam and Deutsche Bank in London. Mr. Anagnos

has been in the real asset investment management industry since 1997. He has a B.S. from Boston College and is a Chartered Financial Analyst® (“CFA®”) charterholder.

Daniel Foley, CFA. Mr. Foley has managed the NYLI CBRE Global Infrastructure Megatrends Term Fund since 2021. He joined CBRE’ predecessor firm in 2006. In his tenure with CBRE and its predecessor firm, Mr. Foley has gained extensive, multi-disciplined experience evaluating real asset securities spanning developed and emerging markets across the globe. During his long tenure with the firm, he has covered wide-ranging business models. Mr. Foley has an M.B.A. from Villanova University and a B.S. from Drexel University. He is also a CFA® charterholder.

Hinds Howard. Mr. Howard has managed the NYLI CBRE Global Infrastructure Megatrends Term Fund since 2021. He joined CBRE in 2013. Prior to that, he was a portfolio manager and partner managing separate accounts with an MLP investment focus at Guzman Investment Strategies. Prior to Guzman, Mr. Howard co-founded and managed Curbstone Group, a Texas-based registered investment advisor firm that managed MLP portfolios on behalf of high net worth clients. He previously worked for Lehman Brothers analyzing and modeling public and private energy MLPs, first in the investment banking division and subsequently for an investment fund investing in MLPs. Mr. Howard has experience with investments of listed MLP and North American energy since 2006. He has an M.B.A. from Babson College and a B.S. from Boston University.

Joseph Smith, CFA. Mr. Smith has managed the NYLI CBRE Global Infrastructure Megatrends Term Fund since 2021. He joined CBRE’s predecessor firm in 1997. Prior to that, Mr. Smith worked in various management and analyst positions in the real estate industry including positions at Alex Brown & Sons, PaineWebber and Radnor Advisors. Mr. Smith has an M.B.A. from the Wharton School, University of Pennsylvania and a B.S. from Villanova University. He is also a CFA® charterholder.

(a)(2)   Other Accounts Managed by Portfolio Managers or Management Team Member and Potential Conflicts of Interest as of May 31, 2026.

	NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS MANAGED FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE

PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Jeremy Anagnos	4 RICs $2,838,658,181	4 Accounts $662,167,613	11 Accounts $1,307,993,004	0 RICs $0	1 Accounts $109,371,383	0 Accounts $0
Daniel Foley	4 RICs $2,838,658,181	3 Accounts $552,796,230	11 Accounts $1,307,993,004	0 RICs $0	0 Accounts $0	0 Accounts $0
Hinds Howard	3 RICs $2,831,875,401	3 Accounts $552,796,230	9 Accounts $1,255,233,614	0 RICs $0	0 Accounts $0	0 Accounts $0
Joseph Smith	8 RICs $5,017,024,587	9 Accounts $1,745,336,829	18 Accounts $2,550,176,044	0 RICs $0	1 Accounts $109,371,383	6 Accounts $236,446,029

Potential Conflicts of Interest

Certain portfolio managers who are responsible for managing certain institutional accounts share a performance fee based on the performance of the account. These accounts are distinguishable from the

Fund because they use techniques that are not permitted for the Fund, such as short sales and leveraging.

A portfolio manager who makes investment decisions with respect to the Fund and/or other accounts, including accounts in which the portfolio manager is personally invested, may be presented with one or more of the following potential conflicts:

●	The management of multiple funds and/or accounts may result in the portfolio manager devoting unequal time and attention to the management of each fund and/or account;

●

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or account managed by the portfolio manager, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and accounts managed by the portfolio manager;

●

A portfolio manager may take a position for a fund or account in a security that is contrary to the position held in the same security by other funds or accounts managed by the portfolio manager. For example, the portfolio manager may sell certain securities short for one fund or account while other funds or accounts managed by the portfolio manager simultaneously hold the same or related securities long; and

●

An apparent conflict may arise where an adviser receives higher fees from certain funds or accounts that it manages than from others, or where an adviser receives a performance-based fee from certain funds or accounts that it manages and not from others. In these cases, there may be an incentive for a portfolio manager to favor the higher and/or performance-based fee funds or accounts over other funds or accounts managed by the portfolio manager.

To address potential conflicts of interest, New York Life Investments and the Subadvisor have adopted various policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a fair and appropriate manner. In addition, New York Life Investments has adopted a Code of Ethics that recognizes the Manager’s obligation to treat all of its clients, including the Fund, fairly and equitably. These policies, procedures and the Code of Ethics are designed to restrict the portfolio manager from favoring one client over another. There is no guarantee that the policies, procedures and the Code of Ethics will be successful in every instance.

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Fund. These accounts may include, among others, other closed-end funds, mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for a portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of a portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by a portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease while the Fund maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

CBRE recognizes the duty of loyalty it owes to its client and has established and implemented certain policies and procedures designed to control and mitigate conflicts of interest arising from the execution of a variety of portfolio management and trading strategies across the firm’s diverse client base. Such policies and procedures include but are not limited to: (i) investment process, portfolio management and trade allocation procedures; (ii) procedures regarding short sales in securities recommended for other clients; and (iii) procedures regarding personal trading by the firm’s employees (contained in the Code of Ethics).

(a)(3)   Portfolio Managers or Management Team Members’ Compensation Structure

The Subadvisor has in place a compensation program for all eligible investment and non-investment employees that is consistent with its business strategy, objectives, values and long-term interests. Moreover, this program encourages an alignment of long-term interests between the Subadvisor and Fund shareholders. The Subadvisor has structured its compensation plan to be competitive with other investment management firms.

Compensation for each Portfolio Manager is structured to align with the interests of Fund shareholders by incentivizing performance without placing emphasis on unreasonable risk taking. Further, to balance any potential conflict or disparate treatment of clients, Portfolio Managers are evaluated on a variety of firm-level criteria. Portfolio Manager compensation is structured as follows:

●

Base Salary— Each Portfolio Manager receives a base salary. Base salaries have been established at competitive market levels and are set forth in the Portfolio Manager’s employment agreement. While base salaries are reviewed periodically by the Subadvisor’s Compensation Committee and its Board of Directors, adjustments are relatively infrequent.

●

Bonus— Portfolio Manager bonuses are drawn from an incentive compensation pool into which a significant percentage of firm’s pre-tax profits is set aside. Incentive compensation allocations are determined by the Subadvisor’s Compensation Committee based on a variety of factors, including the performance of particular investment strategies. To avoid the pitfalls of relying solely on a rigid performance format, however, incentive compensation decisions also take into account other important factors, such as the Portfolio Manager’s contribution to the team, firm, and overall investment process. Incentive compensation allocations are reported to the Subadvisor’s Board of Directors, though the Board’s approval is not required.

●

Deferred Compensation— The Subadvisor requires deferral of a percentage of incentive compensation exceeding a certain threshold with respect to a single fiscal year. The Subadvisor’s Compensation Committee may, in its discretion, require the deferral of additional amounts. Such deferred amounts are subject to the terms of a Deferred Bonus Plan adopted by the Subadvisor’s Board of Directors. The purpose of the Deferred Bonus Plan is to foster the retention of key employees, to focus plan participants on value creation and growth, and to encourage continued cooperation among key employees in providing services to the Subadvisor’s clients, including the Fund. The value of deferred bonus amounts is tied to the performance of investment funds managed by the Subadvisor, as chosen by the Compensation Committee, although the Committee may elect to leave a portion of the assets un-invested. Deferred compensation vests incrementally, one-third after two years, three years and four years. The Deferred Bonus Plan provides for forfeiture upon voluntary termination of employment, termination for cause, or conduct detrimental to the firm.
●

Profit Participation— Certain Portfolio Managers are equity owners and either own shares of the Subadvisor’s equity or participates in a bonus program featuring awards tied to Subadvisor’s operating income. Some shares remain unvested, and the owners will forfeit these shares if they voluntarily resign. Income-linked bonus awards are paid out on a deferred basis, and participants will forfeit the unpaid portion of an award if they voluntarily resign.

Other Compensation— Portfolio Managers participate in benefit plans and programs available to all employees, such as the Subadvisor’s 401(k) plan.

(a)(4)   Disclosure of Securities Ownership

The following table states, as of May 31, 2026, the dollar range of fund securities beneficially owned by each Portfolio Manager in the Registrant ($1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001- $500,000, $500,001-$1,000,000, or over $1,000,000).

PORTFOLIO MANAGER	RANGE OF OWNERSHIP

Jeremy Anagnos	$100,001-$500,000

Daniel Foley	$10,001-$50,000

Hinds Howard	$100,001-$500,000

Joseph Smith	$100,001-$500,000

(b)     Changes in Portfolio Management

Not applicable

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There have been no purchases of equity securities by or on behalf of the Registrant of shares or other units of any registered class of the Registrant’s equity securities.

Item 15.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Board.

Item 16.	Controls and Procedures.

(a)     Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the “1940 Act” and Rules 13a-15(b) or 15d-15(b) under the Exchange Act) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)     There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the 1940 Act that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 18.	Recovery of Erroneously Awarded Compensation.

Not applicable

Item 19.	Exhibits.

(a)(1) Code of Ethics

(a)(2) Certification of principal executive officer and principal financial officer as required by Rule 30a-2 under the 1940 Act.

(b)  Certification of principal executive officer and principal financial officer as required by Section  906 of the Sarbanes-Oxley Act of 2002.

(c)  Notices to Fund’s shareholders in accordance with Rule 19a-1 under the 1940 Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

NYLI CBRE GLOBAL INFRASTRUCTURE MEGATRENDS TERM FUND

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date:	August 3, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date:	August 3, 2026

By:	/s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial and Accounting Officer

Date:	August 3, 2026